PROSPECTUS
NOVEMBER 2, 1998
                             PRESTIGE ADVISOR SERIES

This Prospectus provides you with information you should know before investing in the Prestige Advisor Series. Read it and keep it for future reference.

A Statement of Additional Information dated November 2, 1998, incorporated herein by reference and containing further information about the Prestige Advisor Series, has been filed with the Securities and Exchange Commission (the "SEC"). You may obtain a copy without charge by calling Nationwide Advisory Services, Inc. ("NAS") at 1-800-848-0920 or by writing NAS at Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492.

Nationwide Investing Foundation III ("NIF III" or the "Trust") is an open-end management investment company. NIF III was created under the laws of Ohio as an Ohio business trust as of October 30, 1997. The Trust currently offers shares in fifteen separate mutual funds, each with its own investment objectives (collectively, the "Nationwide Family of Funds"). This Prospectus relates only to the following five funds, which comprise the Prestige Advisor Series (collectively, the "Funds"):

Prestige Large Cap Value Fund                  Prestige Small Cap Fund
Prestige Large Cap Growth Fund                 Prestige International Fund
Prestige Balanced Fund

Separate prospectuses are available for the other mutual funds in the Nationwide Family of Funds. To obtain a prospectus for one of these other mutual funds, please call or write NAS at the telephone number and address set forth above.

NAS, as the Funds' investment adviser, may from time to time use one or more sub-advisers to manage a Fund's portfolio as part of a multi-manager structure. See "MANAGEMENT OF THE TRUST." This Prospectus offers three classes of shares for each of the Funds: Class A, Class B and Class Y. For more detailed information and specific limitations on purchasing shares, see "HOW TO PURCHASE SHARES."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Three Nationwide Plaza-       Call toll-free 1-800-848-0920    Call toll-free 1-800-637-0012
P.O. Box 1492                 for information, assistance,     for 24-hour account access
Columbus, Ohio 43216-1492     and wire orders, 8 AM-5 PM
FAX: (614) 249-8705

                                    CONTENTS


A Brief Overview of the Funds..........................................4
Summary of Fund Expenses...............................................5
Which Fund is Right for You?..........................................12
Objectives and Management.............................................13
Investment Techniques, Considerations and Risk Factors................19
How to Purchase Shares................................................32
How to Sell (Redeem) Shares...........................................37
Valuation of Shares...................................................39
Investor Strategies...................................................39
Investor Privileges...................................................40
Investor Services.....................................................42
Management of the Trust...............................................43
Distributions and Taxes...............................................48
Fund Performance......................................................50
Additional Information ...............................................54

                             PRESTIGE ADVISOR SERIES


PRESTIGE LARGE CAP VALUE FUND
Total return--
Generally larger companies

PRESTIGE LARGE CAP GROWTH FUND
Long-term capital appreciation--
Generally larger companies

PRESTIGE BALANCED FUND
Total return--
Equity and fixed income securities

PRESTIGE SMALL CAP FUND
Long-term capital appreciation--
Generally smaller companies

PRESTIGE INTERNATIONAL FUND
Long-term capital appreciation--
Generally foreign companies

                          A BRIEF OVERVIEW OF THE FUNDS

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

The Prestige Large Cap Value Fund (the "Large Cap Value Fund") seeks to maximize total return, consisting of both capital appreciation and current income. The Prestige Large Cap Growth Fund (the "Large Cap Growth Fund"), the Prestige Small Cap Fund (the "Small Cap Fund") and the Prestige International Fund (the "International Fund") each seek long-term capital appreciation; for the Large Cap Growth Fund dividend income is a secondary objective. The Prestige Balanced Fund (the "Balanced Fund") seeks a high total return from a diversified portfolio of equity and fixed income securities.

HOW WILL THE FUNDS ATTEMPT TO ACHIEVE THEIR INVESTMENT OBJECTIVES?

The Large Cap Value Fund and Large Cap Growth Fund will invest primarily in equity securities of U.S. companies with large market capitalizations. The Small Cap Fund will invest primarily in equity securities of U.S. companies with small market capitalizations. The International Fund will invest primarily in equity securities of foreign companies, and the Balanced Fund will invest in both equity and fixed income securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

Each of the Funds involves the risk that the value of a Fund's shares will fluctuate in response to changes in economic conditions, interest rates and market perception. Because each of the Funds invests in equity securities, each Fund is subject to general stock market risk, i.e., the possibility that stock prices will decline over short or even extended periods of time. To the extent a Fund invests in fixed income securities, it will be subject to bond market risk especially related to the changes in the level of interest rates. If a Fund invests in foreign securities, it is subject to special risks, such as political instability and currency fluctuations. In addition, to the extent that a Fund engages in certain other investment techniques, the Fund will be subject to additional risks as more fully described below.

WHAT CLASSES OF SHARES ARE AVAILABLE?

The Funds currently offer three classes of shares: Class A, Class B, and Class
Y. Class A shares are subject to a front-end sales charge and a 0.25% 12b-1 fee. Class B shares are subject to a contingent deferred sales charge ("CDSC") on redemption and a 1.00% 12b-1 fee. Class Y shares are not subject to a front-end sales charge or 12b-1 fee but are subject to a 0.25% administrative services fee. For further information on 12b-1 fees and administrative services fees, see "MANAGEMENT OF THE TRUST--Distribution Plan and Administrative Services Plan" below. Class Y shares are only available to certain types of investors. For further information on the types of investors that are eligible to purchase Class Y shares, see "HOW TO PURCHASE SHARES" below.

HOW DO I PURCHASE AND REDEEM SHARES?

You can purchase or redeem shares on any day that the Funds are open for business through a designated registered sales representative or directly with the Funds. For further information, see "HOW TO PURCHASE SHARES" and "HOW TO SELL (REDEEM) SHARES" below.

WHEN ARE DIVIDENDS AND CAPITAL GAINS PAID?

The Funds distribute dividends to their shareholders each quarter and pay capital gains, if any, at least once a year.

WHO IS THE FUNDS' INVESTMENT ADVISER?

NAS, a wholly-owned subsidiary of Nationwide Life Insurance Company, is the investment adviser, administrator and distributor of the Funds. In its capacity as investment adviser for each Fund, NAS selects and monitors the performance of one or more subadvisers, which manage the investment portfolio of a particular Fund on a daily basis.

                             PRESTIGE ADVISOR SERIES

                            SUMMARY OF FUND EXPENSES

This summary helps you understand the various costs and expenses you will bear, directly or indirectly, when investing in the Funds. Shareholder transaction expenses are paid directly by shareholders when they purchase or redeem shares. Annual fund operating expenses are paid by the Funds (and thus are paid indirectly by shareholders) for such things as investment advisory services and shareholder services such as furnishing shareholder statements, maintaining shareholder records, and providing semi-annual financial reports.

The information set forth in the Fee Tables and examples relates to Class A, Class B and Class Y shares. Each class of shares is generally subject to the same expenses except as follows: Class A and Class B shares are subject to different 12b-1 fees but are not subject to an administrative services fee; Class Y shares are subject to a 0.25% administrative services fee, but not a 12b-1 fee, and are subject to asset based transfer agent expenses, unlike Class A and Class B shares which are subject to the same account based transfer agent expenses.

               SHAREHOLDER TRANSACTION EXPENSES FOR CLASS A SHARES


                                 LARGE CAP      LARGE CAP
                                   VALUE          GROWTH          BALANCED      SMALL CAP       INTERNATIONAL

Maximum Sales Charge Imposed       5.75%          5.75%            5.75%          5.75%              5.75%
on  Purchases* (as a % of
offering price)

Redemption Fee** (as a % of
amount redeemed, if                None            None             None           None               None
applicable)

* Lower sales charges are available as the amount of the investment increases. To receive even greater sales charge discounts, investors may also include the value of Class A shares held in certain other accounts (including household family members' accounts). For further information, see "HOW TO PURCHASE SHARES--Sales Charge Schedule and Available Discounts for Class A Shares" below.

** A $5 fee will be deducted from the proceeds of any redemptions wired to your bank. A separate fee will also be charged if you use Western Union's Quick Cash service; this fee is $9.50 per $10,000 redeemed. For further information, see "HOW TO SELL (REDEEM) SHARES" below.

                        ANNUAL FUND OPERATING EXPENSES***
                     (as a percentage of average net assets)


                                 LARGE           LARGE
                                  CAP              CAP                          SMALL
                                 VALUE           GROWTH          BALANCED        CAP              INTERNATIONAL

Management Fees(3)               0.30%            0.35%           0.25%          0.50%               0.43%
12b-1 Fees(1)                    0.25%            0.25%           0.25%          0.25%               0.25%
Other Expenses (2)               0.60%            0.60%           0.60%          0.60%               0.62%
Total Fund Operating
Expenses(3)                      1.15%            1.20%           1.10%          1.35%               1.30%
                                 =====            =====           =====          =====               =====

(1) As a result of the accrual of 12b-1 fees on Class A shares, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, Inc.

(2) Because the Funds are new and do not yet have significant operating histories, "Other Expenses" are based upon estimates for the current fiscal year.

(3) NAS has voluntarily agreed to waive or limit its advisory fees and, if necessary, reimburse a Fund for other expenses (except 12b-1 fees or administrative service fees) in an amount that operates to limit annual operating expenses to the "Total Fund Operating Expenses" shown above. Each waiver of advisory fees or assumption of other expenses by NAS for a Fund is subject to a possible reimbursement by that Fund within five years of the Fund's commencement of operations if such reimbursement can be achieved within the foregoing annual expense limits. NAS's waiver of fees and/or its reimbursement of expenses are expected to be in effect until November 1, 1999. NAS may terminate its waiver of advisory fees and reimbursement of other expenses at any time, in its sole discretion, without notice to shareholders. In the absence of such fee waivers and reimbursements, it is estimated that "Management Fees" and "Total Fund Operating Expenses" for Class A shares would be 0.75% and 1.60%, respectively, for the Large Cap Value Fund, 0.80% and 1.65%, respectively, for the Large Cap Growth Fund, 0.75% and 1.60%, respectively, for the Balanced Fund, 0.95% and 1.80%, respectively, for the Small Cap Fund and 0.85% and 1.72%, respectively, for the International Fund.

*** For a more detailed explanation of these expenses, see "MANAGEMENT OF THE TRUST" below.

Example: The following example illustrates the expenses you would pay on a $1,000 investment over the indicated time periods assuming: (1) a 5% annual return, (2) redemption at the end of each time period, and (3) payment of the maximum applicable sales charge.


                                 LARGE           LARGE
                                  CAP              CAP                          SMALL
                                 VALUE           GROWTH          BALANCED        CAP              INTERNATIONAL

1 Year                            $69              $69             $68            $70                 $70
3 Years                           $92              $93             $90            $98                 $96

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

               SHAREHOLDER TRANSACTION EXPENSES FOR CLASS B SHARES


                                 LARGE           LARGE
                                  CAP             CAP                           SMALL
                                 VALUE           GROWTH          BALANCED        CAP              INTERNATIONAL

Maximum Contingent Deferred        5.0%            5.0%             5.0%           5.0%               5.0%
Sales Charge on Redemptions
(as a % of original purchase
price or redemption
proceeds, as applicable)*

Redemption Fee** (as a % of
amount redeemed, if                None            None             None           None               None
applicable)

* A CDSC ranging from 5.00% to 1.00% is charged whenever Class B shares are redeemed within the first six years of purchase. For further information, see "HOW TO PURCHASE SHARES--Class B shares of the Funds and CDSC" below. A CDSC will also be charged if Class B shares are exchanged for shares of the Nationwide Money Market Fund and the shares of the Nationwide Money Market Fund are subsequently redeemed. In addition, the CDSC aging schedule will stop running whenever Class B shares are held in the Nationwide Money Market Fund. For further information, see "INVESTOR PRIVILEGES--Exchanges Among Funds" below.

** A $5 fee will be deducted from the proceeds of any redemptions wired to your bank. A separate fee will also be charged if you use Western Union's Quick Cash service; this fee is $9.50 per $10,000 redeemed. For further information, see "HOW TO SELL (REDEEM) SHARES" below.

                        ANNUAL FUND OPERATING EXPENSES***
                     (as a percentage of average net assets)


                                 LARGE           LARGE
                                  CAP             CAP                           SMALL
                                 VALUE           GROWTH          BALANCED        CAP              INTERNATIONAL

Management Fees(3)               0.30%            0.35%           0.25%          0.50%               0.43%
12b-1 Fees(1)                    1.00%            1.00%           1.00%          1.00%               1.00%
Other Expenses (2)               0.60%            0.60%           0.60%          0.60%               0.62%
Total Fund Operating
Expenses(3)                      1.90%            1.95%           1.85%          2.10%               2.05%
                                 =====            =====           =====          =====               =====

(1) As a result of the accrual of 12b-1 fees on Class B shares, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, Inc.

(2) Because the Funds are new and do not yet have significant operating histories, "Other Expenses" are based upon estimates for the current fiscal year.

(3) NAS has voluntarily agreed to waive or limit its advisory fees and, if necessary, reimburse a Fund for other expenses (except 12b-1 fees or administrative service fees) in an amount that operates to limit annual operating expenses to the "Total Fund Operating Expenses" shown above. Each waiver of advisory fees or assumption of other expenses by NAS for a Fund is subject to a possible reimbursement by that Fund within five years of the Fund's commencement of operations if such reimbursement can be achieved within the foregoing annual expense limits. NAS's waiver of fees and/or its reimbursement expenses are expected to be in effect until November 1, 1999. NAS may terminate its waiver of advisory fees and reimbursement of other expenses at any time, in its sole discretion, without notice to shareholders. In the absence of such fee waivers and reimbursements, it is estimated that "Management Fees" and "Total Fund Operating Expenses" for Class B shares would be 0.75% and 2.35%, respectively, for the Large Cap Value Fund, 0.80% and 2.40%, respectively, for the Large Cap Growth Fund, 0.75% and 2.35%, respectively, for the Balanced Fund, 0.95% and 2.55%, respectively, for the Small Cap Fund and 0.85% and 2.47%, respectively, for the International Fund.

*** For a more detailed explanation of these expenses, see "MANAGEMENT OF THE TRUST" below.

Example: The following example illustrates the expenses you would pay on a $1,000 investment over the indicated time periods assuming: (1) a 5% annual return, (2) redemption at the end of each time period, and (3) payment of the applicable CDSC on redemption.


                                 LARGE            LARGE
                                  CAP              CAP                          SMALL
                                 VALUE            GROWTH         BALANCED        CAP              INTERNATIONAL

1 Year                            $69              $70             $69            $71                 $71
3 Years                           $90              $91             $88            $96                 $94

You would pay the following expenses on the same investment assuming no redemption at the end of each time period.


                                 LARGE            LARGE
                                  CAP              CAP                          SMALL
                                 VALUE            GROWTH         BALANCED        CAP              INTERNATIONAL

1 Year                            $19              $20             $19            $21                 $21
3 Years                           $60              $61             $58            $66                 $64

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

               SHAREHOLDER TRANSACTION EXPENSES FOR CLASS Y SHARES

Class Y shares are purchased without a front-end sales charge or CDSC and are available for purchase only by institutional accounts purchasing on behalf of beneficial investors through an omnibus Fund account as well as other open-end investment companies (each, a "Fund of Funds") advised by NAS.


                                 LARGE            LARGE
                                  CAP              CAP                          SMALL
                                 VALUE            GROWTH         BALANCED        CAP              INTERNATIONAL

Maximum Sales Charge Imposed       None            None             None           None               None
on  Purchases (as a % of
offering price)

Redemption Fee* (as a % of         None            None             None           None               None
amount redeemed, if
applicable)

  * A $5 fee will be deducted from the proceeds of any redemptions wired to your bank. A separate fee will also be charged if you use Western Union's Quick Cash service; this fee is $9.50 per $10,000 redeemed. For further information, see "HOW TO SELL (REDEEM) SHARES" below.

                        ANNUAL FUND OPERATING EXPENSES***
                     (as a percentage of average net assets)


                                 LARGE            LARGE
                                  CAP              CAP                          SMALL
                                 VALUE            GROWTH         BALANCED        CAP              INTERNATIONAL

Management Fees(3)               0.30%            0.35%           0.25%          0.50%               0.43%
12b-1 Fees                        None            None             None           None                None
Other Expenses (1)               0.70%            0.70%           0.70%          0.70%               0.82%
Total Fund Operating
Expenses(2)                      1.00%            1.05%           0.95%          1.20%               1.25%
                                 =====            =====           =====          =====               =====

(1) Because the Funds are new and do not yet have significant operating histories, "Other Expenses" are based upon estimates for the current fiscal year. "Other Expenses" include any administrative services fee paid by the Funds.

(2) NAS has voluntarily agreed to waive or limit its advisory fees and, if necessary, reimburse a Fund for other expenses (except administrative service fees) in an amount that operates to limit annual operating expenses to the "Total Fund Operating Expenses" shown above. Each waiver of advisory fees or assumption of other expenses by NAS for a Fund is subject to a possible reimbursement by that Fund within five years of the Fund's commencement of operations if such reimbursement can be achieved within the foregoing annual expense limits. NAS's waiver of fees and/or its reimbursement expenses are expected to be in effect until November 1, 1999. NAS may terminate its waiver of advisory fees and reimbursement of other expenses at any time, in its sole discretion, without notice to shareholders. In the absence of such fee waivers and reimbursements, it is estimated that "Management Fees" and "Total Fund Operating Expenses" for Class Y shares would be 0.75% and 1.45%, respectively, for the Large Cap Value Fund, 0.80% and 1.50%, respectively, for the Large Cap Growth Fund, 0.75% and 1.45%, respectively, for the Balanced Fund, 0.95% and 1.65%, respectively, for the Small Cap Fund and 0.85% and 1.67%, respectively, for the International Fund.

*** For a more detailed explanation of these expenses, see "MANAGEMENT OF THE TRUST" below.

Example: The following example illustrates the expenses you would pay on a $1,000 investment over the indicated time periods assuming: (1) a 5% annual return, (2) redemption at the end of each time period, and (3) payment of the maximum applicable sales charge.


                                 LARGE            LARGE
                                  CAP              CAP                          SMALL
                                 VALUE            GROWTH         BALANCED        CAP              INTERNATIONAL

1 Year                            $10              $11             $10            $12                 $13
3 Years                           $32              $33             $30            $38                 $40

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                          WHICH FUND IS RIGHT FOR YOU?

Each Fund is a separate investment fund of the Trust, which was organized as of October 30, 1997 as an Ohio business trust. The Trust is registered and operates as an open-end management investment company.

AVAILABLE SHARE CLASS OPTIONS. Class A shares are available for purchase with a front-end sales charge and a 0.25% 12b-1 fee. Class B shares are available for purchase with a CDSC and a 1.00% 12b-1 fee. Class Y shares are purchased without a front-end sales charge, a CDSC or 12b-1 fee but are subject to an administrative services fee and are only available to certain classes of investors as described more fully under "HOW TO PURCHASE SHARES."

SELECTING A FUND. Long-term and short-term goals require different financial planning. Whether you're seeking greater growth opportunity, looking for more income, or a combination of both, Nationwide's Family of Funds, strategies, and services may help. However, although the Funds are constantly supervised and their portfolio investments are carefully selected, there can be no guarantee that any Fund will achieve its investment objective.

CONSIDER YOUR TIME FRAME. If you have long-term goals, you have the luxury of time on your side. If your goals are five or more years away--where growth of your investments is the highest priority--you may want to consider investing in one or more of the Funds. The Funds provide greater long-term return potential because they invest in equity securities such as common stocks, which have a higher degree of risk. Keep in mind, however, that the risks and potential return are different for each of the Funds. For example, a Fund that invests in small capitalization stocks typically presents a higher risk of price volatility than a Fund that invests in stocks of larger, more established companies. A Fund that invests internationally presents its own special risks, such as the potential for political and economic instability and currency fluctuations. You may want to consider diversifying your investment portfolio by investing in more than one Fund and in more than one type of Fund. Doing so may help cushion the impact that a fluctuation in the value of any particular security or type of security held by a Fund might have on your overall investment portfolio because, with your assets spread across a variety of securities and types of securities, your investment portfolio is less dependent on the success of any one particular security or one investment style. Before making an investment in any Fund, however, you should carefully review the information in this Prospectus concerning each of the Funds.

If you are seeking greater income today or have intermediate to long-term goals, you may want to consider investing in the Balanced Fund, which invests in a combination of stocks and bonds, or in one or more of the bond funds that are part of the Nationwide Family of Funds (the "Bond Funds"). If you have short-term goals (for example, saving for next year's needs) or would like to establish a reserve for emergencies, you may want to consider investing in the Nationwide Money Market Fund. This Prospectus, however, relates only to the Funds. As a result, before you consider whether to make an investment in a Bond Fund or in the Nationwide Money Market Fund, please call or write for the prospectus that relates to these funds.

ASSESS YOUR TOLERANCE FOR RISK. Where you choose to invest depends as much on your tolerance for risk as on your desire for reward. Opportunity and risk go hand-in-hand. Generally, the greater the potential long-term opportunity, the greater the potential risk.

The most common risk people associate with investing is short-term market risk, i.e., the risk that the value of an investment will fluctuate from day-to-day. Although short-term market risk cannot be eliminated, the Funds' portfolio managers seek to minimize this risk by investing in what they believe are quality securities.

If you are looking for greater potential for growth, you should be willing to accept greater fluctuation in the value of your account. A wide range of factors, such as corporate earnings potential, interest rates, competition, and other economic conditions, can cause the price of a security to move up or down. However, in the past, investors with a long-term time horizon and a tolerance for fluctuation have typically been rewarded. In other words, despite years when short-term returns have not been satisfactory, over most long-term holding periods, money invested in common stocks has grown more than money invested in fixed income securities.

You should also consider the potential consequence of being too conservative or procrastinating. If you are too conservative, you may not earn enough of a return on your investments to achieve your financial goals. In addition, if you delay too long before investing your money, you may not have enough time to achieve your financial goals.

Inflation is another risk to consider. Inflation erodes the value of money. As a result, the amount of money needed to satisfy your financial goals--after taking inflation into consideration--may require you to invest in a Fund that has the potential for greater returns. And although common stocks may generally be volatile, historically they have provided higher returns than bonds or money market instruments and their returns have exceeded inflation over long periods.

For more information concerning the risk factors of the Funds, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS."

                            OBJECTIVES AND MANAGEMENT

The investment objectives of each Fund are fundamental and may not be changed without shareholder approval. However, certain of the investment policies of the Funds and the types of investments made by the Funds, as described below, may be changed without prior shareholder approval. There is no guarantee that any Fund will achieve its investment objectives.

NAS provides investment management evaluation services to the Funds by initially selecting and monitoring on an ongoing basis the performance of subadvisers who manage the Funds' portfolios. NAS has selected one or more subadvisers (each, a "Subadviser") for each of the Funds. Each Subadviser manages the investment portfolio of a particular Fund in accordance with the Fund's investment objectives and policies. The investment objectives and policies of the Funds and the investment strategies of the Subadvisers are described below and in the Funds' Statement of Additional Information. For further information on the Subadvisers, see "MANAGEMENT OF THE TRUST--Investment Management of the Funds" below.

                              LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE & POLICY: The investment objective of the Large Cap Value Fund is to maximize total return, consisting of both capital appreciation and current income. The Large Cap Value Fund seeks to achieve its investment objective by investing in U.S. equity securities that are currently undervalued as determined by its Subadviser.

SUBADVISER: Brinson Partners, Inc. ("Brinson Partners"), 209 South LaSalle Street, Chicago, Illinois 60604-1295.

PORTFOLIO MANAGEMENT: Under normal market conditions, substantially all, but in no event less than 65%, of the Large Cap Value Fund's total assets will be invested in equity securities of large capitalization U.S. companies, including foreign companies whose securities are traded in the United States and who comply with U.S. accounting standards. A large capitalization company is a company with a market capitalization and industry characteristics that are similar to companies in the Russell 1000(R) Value Index1 Currently the market capitalizations for companies in the Russell 1000(R) Value Index range from approximately $1.4 billion to $272 billion. The Russell 1000(R) Value Index, published by The Frank Russell Company, contains companies from the Russell 1000(R) Index (which is comprised of the 1000 largest U.S. companies, based upon total market capitalization) whose stocks have greater than average value orientation. The Large Cap Value Fund seeks to achieve its investment objective by investing in a wide range of equity securities of companies that are traded on major U.S. stock exchanges as well as in the over-the-counter market.

The Large Cap Value Fund's investments are selected by identifying discrepancies between the market price and the fundamental value of securities based upon the Subadviser's single focus that investment fundamentals determine and describe future cash flows, which define fundamental investment value. The Large Cap Value Fund may also invest in foreign securities, either directly or through depository receipts, that are not traded in the United States and that do not comply with U.S. accounting standards, but the Large Cap Value Fund will not invest more than 5% of its total assets in such securities under normal market conditions. See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" and the Statement of Additional Information.

                              LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE & POLICY: The investment objective of the Large Cap Growth Fund is long-term capital appreciation. The Large Cap Growth Fund seeks to achieve its investment objective from a broadly diversified portfolio of equity securities of large capitalization U.S. companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary objective.

SUBADVISER: Goldman Sachs Asset Management ("GSAM"), One New York Plaza, New York, New York 10004.

PORTFOLIO MANAGEMENT: The Large Cap Growth Fund usually is fully invested with 90% of its total assets invested in equity securities of large capitalization U.S. companies, including foreign companies whose securities are traded in the United States (including American Depository Receipts and Global Depository Receipts). However, under normal market conditions, the Large Cap Growth Fund will invest at least 65% of its total assets in such securities. A large capitalization company is a company with a market capitalization and industry characteristics that are similar to companies in the Russell 1000(R) Growth Index(1) Currently the market capitalizations for companies in the Russell 1000(R) Growth Index range from approximately $1.4 billion to $272 billion. The Russell 1000(R) Growth Index, published by The Frank Russell Company, contains companies from the Russell 1000(R) Index whose stocks have greater than average growth orientation. GSAM emphasizes the growth prospects of a company in analyzing equity securities to be purchased by the Large Cap Growth Fund. The Large Cap Growth Fund's investments are selected using a variety of quantitative techniques and fundamental


----------
(1) The Russell 1000(R) Value Index, Russell 1000(R) Growth Index and Russell 1000(R) Index are registered service marks of The Frank Russell Company which does not sponsor and is in no way affiliated with the Large Cap Value or Large Cap Growth Fund.

research in seeking to maximize the expected return of the Large Cap Growth Fund, while maintaining risk, style, capitalization and industry characteristics that are similar to the Russell 1000(R) Growth Index. The Large Cap Growth Fund seeks a portfolio comprised of companies with above average market capitalizations and earnings growth expectations and below average dividend yields. The Large Cap Growth Fund may also invest in foreign securities that are not traded in the United States or that are issued by companies that do not comply with U.S. accounting standards, but the Large Cap Growth Fund will not invest more than 15% of its total assets in such securities under normal market conditions.

The Large Cap Growth Fund is managed in accordance with a Computer-Optimized, Research-Enhanced ("CORE") investment process, using both quantitative and fundamental techniques. GSAM begins with a broad universe of equity securities and uses a proprietary multifactor model (the "Multifactor Model"), described more fully below, to forecast the returns of different markets and individual securities. If an equity security is followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating may be assigned to a security based upon the Research Department's evaluation of the security or, in the discretion of GSAM, a rating may be assigned based upon research ratings obtained from other industry sources. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors. By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., research enhanced) method of selecting securities, GSAM seeks to capitalize on the strengths of each discipline.

In building a diversified portfolio for the Large Cap Growth Fund, GSAM utilizes optimization techniques to seek to maximize the Large Cap Growth Fund's expected return, while maintaining a risk profile similar to its benchmark. The Large Cap Growth Fund's portfolio is primarily comprised of securities rated highest by the foregoing investment process with risk characteristics and industry weightings similar to the Russell 1000(R) Growth Index, the Large Cap Growth Fund's benchmark.

The Multifactor Model is a rigorous computerized rating system for forecasting the returns of different equity markets and individual equity securities according to fundamental investment characteristics. The Multifactor Model is used to forecast the returns of securities held in the Large Cap Growth Fund's portfolio and incorporates common variables covering measures of value, growth, momentum and risk (e.g., book-price ratio, earnings-price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of the securities and markets they were designed to forecast.

The weightings assigned to the factors in the Multifactor Model are derived from a statistical formulation that considers each factor's historical performance in different market environments. Consequently, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because the Multifactor Model includes many disparate factors, GSAM believes that it is broader in scope and provides a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

                                  BALANCED FUND

INVESTMENT OBJECTIVE & POLICY: The investment objective of the Balanced Fund is to provide a high total return from a diversified portfolio of equity and fixed income securities. The Balanced Fund seeks to provide a total return that approaches the total return of the universe of equity securities of large and medium sized companies and that exceeds the return typical of a portfolio of fixed income securities.

SUBADVISER: J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036.

PORTFOLIO MANAGEMENT: Under normal market conditions, the Balanced Fund will invest approximately 60% of its assets in equity securities and 40% in fixed income securities. The equity portion of the Balanced Fund's portfolio will consist primarily of securities of large and medium sized companies included in the Standard & Poor's 500 Composite Stock Price Index(1) (the "S&P 500 Index"). The S&P 500 Index, an indicator of broad stock price movements, is a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. The fixed income portion of the Balanced Fund's portfolio will consist of a range of fixed income sectors and securities, including government, corporate, asset-backed and mortgage-backed securities. The Balanced Fund will invest in fixed income securities of U.S. and foreign issuers, including issuers in emerging markets. Once the Balanced Fund attains approximately $100 million in assets, its allocation between equity and fixed income securities may be adjusted periodically according to J.P. Morgan's judgment about the relative attractiveness of these two asset classes. However, under normal market conditions, the Balanced Fund will maintain at least 25% of the value of its assets in fixed income securities.

J.P. Morgan selects the Balanced Fund's securities within the foregoing asset allocation framework. The industrial sector weightings of the equity portion of the Balanced Fund's portfolio will approximate the industrial sector weightings in the S&P 500 Index. In selecting individual stocks, J.P. Morgan will rank stocks according to their relative value using a proprietary model that incorporates research from J.P. Morgan's research analysts. Within each industry the Balanced Fund will generally give modestly more weight than the S&P 500 Index to stocks that are ranked as undervalued or fairly valued and will give modestly less weight than the S&P 500 Index to--or will not invest in--stocks that appear overvalued. The Balanced Fund may invest in foreign stocks included in the S&P 500 Index and, in addition, may invest up to 5% of its equity assets in foreign stocks not included in the S&P 500 Index.

J.P Morgan uses fundamental, economic and capital markets research to select securities for the fixed income portion of the Balanced Fund's portfolio. J.P Morgan actively manages the mix of U.S. and foreign securities held in the fixed income portfolio while typically keeping the duration of the fixed income portfolio within one year of the average for the U.S. investment grade bond universe (currently about five years). The fixed income securities in which the Balanced Fund may invest include debt obligations of U.S. and foreign corporations and governments, asset-backed securities, mortgage-backed securities and debt obligations of supranational organizations.

At least 75% of the Balanced Fund's fixed income portfolio will consist of securities rated investment grade (e.g., Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poors Corporation ("S&P")) at the time of purchase. At least 65% of the Balanced Fund's fixed income portfolio will consist of securities rated within the top four rating categories of a nationally recognized statistical rating organization ("NRSRO") (e.g., A or better by Moody's or S&P) at the time of purchase. No more than 25% of the Balanced Fund's fixed income portfolio will consist of securities rated below investment grade (e.g., Ba or B by Moody's or BB or B by S&P) at the time of purchase. These securities are commonly known as "junk bonds." The Balanced Fund will not purchase securities rated lower than B. The Balanced Fund may invest in fixed income securities that

----------
(1) The Standard & Poor's 500 Composite Stock Price Index is a registered service mark of Standard & Poor's which does not sponsor and is in no way affiliated with the Balanced Fund.

are unrated if, in the opinion of J.P. Morgan, the unrated securities are equivalent in terms of quality to the rated securities in which the Balanced Fund may invest. Ratings standards must be satisfied at the time a security is purchased. If the quality of a security later declines, the Balanced Fund will not be required to sell the security but rather may continue to hold it.

                                 SMALL CAP FUND

INVESTMENT OBJECTIVE & POLICY: The investment objective of the Small Cap Fund is long-term capital appreciation. The Small Cap Fund seeks to achieve its investment objective from a broadly diversified portfolio of equity securities issued by U.S. companies that have small market capitalizations.

SUBADVISER: INVESCO Management & Research, Inc. ("IMR"), 101 Federal Street, Boston, Massachusetts 02110, is responsible for daily portfolio management. See "MANAGEMENT OF THE TRUST - Investment Management of the Funds" for more information.

PORTFOLIO MANAGEMENT: Under normal market conditions, the Small Cap Fund will invest at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment do not exceed 110% of the largest company in the Russell 2000(R) Small Stock Index(1) (the "Russell 2000"). The Russell 2000, published by The Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Currently the market capitalizations for companies in the Russell 2000(R) Index range from approximately $222 million to $1.4 billion. The balance of the Small Cap Fund's assets may be invested in equity securities of companies whose market capitalizations exceed that of small companies, in U.S. Government securities and in nonconvertible long-term debt securities, including mortgage-backed and asset-backed securities. The Small Cap Fund may also invest directly in foreign securities but will not invest more than 25% of its total assets in such securities under normal market conditions (direct investments in foreign securities do not include investments in depository receipts such as American Depository Receipts, European Depository Receipts, and Global Depository Receipts).

INVESCO will use a bottom-up process, employing a multi-factor model, to select securities for the Small Cap Fund. INVESCO considers a number of factors in selecting stocks, including measures of value, momentum and quality. Each month INVESCO calculates an expected return for each stock based upon the stock's current exposure to these factors. INVESCO also calculates each stock's expected trading cost, based upon estimates of market impact, bid-ask spread, and commission. The estimated excess return and trading cost are combined with a risk model that measures each stock's contribution to total portfolio risk. INVESCO will seek to design a portfolio for the Small Cap Fund that maximizes expected return after taking trading costs into consideration. At the same time, INVESCO will seek to control unwanted risks, such as exposure to macroeconomic factors and business sectors, through diversification of investments.

Once an initial portfolio is generated, INVESCO will use a traditional fundamental analysis to evaluate information that cannot be captured in its quantitative analysis. For example, INVESCO will evaluate changes, if any, in a company's operating environment that might cast doubt upon the company's

----------
(1) The Russell 2000(R) Small Stock Index is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Small Cap Fund.

ability to continue its current level of profitability. Such changes include, for example, financial or operating restructuring, management turnover, emergence of new competition, filing of substantial lawsuits, or adverse regulatory action.

                               INTERNATIONAL FUND

INVESTMENT OBJECTIVE & POLICY: The investment objective of the International Fund is capital appreciation. The International Fund seeks to accomplish its investment objective by investing primarily in equity securities of non-United States companies that, in the opinion of its Subadviser, are inexpensively priced relative to the return on total capital or equity.

SUBADVISER: Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, New York 10112.

PORTFOLIO MANAGEMENT: The International Fund invests primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States). The International Fund is not required to invest exclusively in common stocks or other equity securities and, if deemed advisable, may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The International Fund will not invest in fixed-income securities rated lower than investment grade (as described above under the "BALANCED FUND"). In addition, the International Fund may have substantial investments in depository receipts, such as American Depository Receipts and Global Depositary Receipts, and in convertible bonds and other convertible securities.

Lazard currently intends to invest the International Fund's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as Lazard may determine from time to time. Under normal market conditions, the International Fund will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the International Fund's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of Lazard. The International Fund may also engage in various investment techniques, such as foreign currency transactions and lending portfolio securities. For further information, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

ADDITIONAL INFORMATION CONCERNING INVESTMENTS BY THE FUNDS. Each of the Funds may invest in equity securities, including common stock, preferred stock, convertible securities and warrants. To the extent described above, each Fund may invest in foreign securities directly or through depository receipts. In addition to investing in equity securities, the Funds may invest in futures contracts, options and other derivatives for hedging and other permissible purposes and in securities that are not readily marketable or that are restricted as to disposition. The Funds may also invest in U.S. Government securities, short-term fixed income securities and money market obligations for cash management and temporary investment purposes and in shares of other investment companies. The Funds may also enter into repurchase agreements, lend portfolio securities, and purchase securities on a when-issued or delayed delivery basis. In addition, as a temporary defensive position as determined by the applicable Subadviser or Subadvisers, each Fund may invest up to 100% of its total assets in cash or money market obligations (as described below under "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS--Money Market Obligations") or any combination of the two. The International Fund may also invest without limit in the equity securities of U.S. companies as a temporary defensive position. For further information, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below and "ADDITIONAL INFORMATION ON

PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES" in the Statement of Additional Information.

MARKET CAPITALIZATION. The Large Cap Value Fund, Large Cap Growth Fund, and Small Cap Fund seek to achieve their investment objectives in part by investing in securities of companies with certain market capitalizations. The market capitalization of a company is the value of the company's stock in the public market and is determined by multiplying the total number of outstanding shares of the company's stock by the current market price per share.

BROKERAGE ALLOCATION. The Subadvisers are primarily responsible for buying and selling securities and making other investments for the Funds. In doing so, the Subadvisers may effect portfolio transactions through affiliated broker-dealers, acting as agent and not as principal, in accordance with Rule 17e-1 under the Investment Company Act of 1940, as amended (the "1940 Act") and other applicable securities laws. For further information on brokerage allocation, see "BROKERAGE ALLOCATION" in the Statement of Additional Information.

             INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

An investment in the Funds involves certain risks. As a general matter, an investment in the Funds involves the risk that the net asset value of a Fund's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Fund. In addition, because each of the Funds invests in equity securities (including securities that are convertible into equity securities), an investment in any of the Funds is subject to stock market risk, which means that an investment in any of the Funds is subject to the risk that stock prices in general will decline over short or extended periods of time.

Because the Balanced Fund also invests in bonds, an investment in the Balanced Fund is subject to bond market risk, which is the risk that the market price of bonds in general will fluctuate. Bond prices fluctuate largely in response to changes in the level of interest rates. When interest rates rise, bond prices generally fall; conversely, when interest rates fall, bond prices generally rise. Although the fluctuation in the price of bonds is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates, increases that caused the price of bonds in general to decline significantly. This market activity, which may occur again, extended the effective maturity of bonds with prepayment features, effectively converting short or intermediate term bonds (which tend to be less volatile in price) into longer term bonds (which tend to be more volatile in price). The value of shares of the Balanced Fund may also be affected by the market's assessment of the credit risk of the issuer of a bond. As perceived credit risk increases, the value of a bond generally decreases. Likewise, as perceived credit risk decreases, the value of a bond generally increases.

An investment in a Fund is subject to other risks as well, depending upon the particular investment techniques employed by the Fund, the types of securities in which the Fund invests, and the diversified or non-diversified status of the Fund. Certain of these risks are described below.

SECURITIES OF SMALL COMPANIES -- Each of the Funds may, and the Small Company Fund will primarily, invest in equity securities of companies with small market capitalizations. Investing in securities issued by small companies may involve greater risks than investing in securities issued by larger, more established companies because the securities of small companies may have limited marketability, which may affect or limit the liquidity of these securities and, therefore, the ability of an investor to sell these securities at a time and price deemed advisable. It may also be more difficult for an investor to buy or sell significant numbers of securities of a small company without adversely affecting the market price of the security. In addition, securities of small companies may be more volatile than securities of larger, more established companies, meaning that the market price of securities of small companies may be subject to more abrupt or erratic movements over time than the market price of larger, more established companies or even the market as a whole. In addition, investors in a small company may never realize the value discount percentage that appeared to be inherent in the price of the company's stock at the time of investment. Small companies may also fail as a business. For example, a new product or innovation may not take hold, an anticipated takeover or turnaround may not occur, or a trademark may lose its value to other generic products. Small companies may also have limited product lines or markets, may lack management depth, and may not have the resources, financial or otherwise, to take advantage of a valuable product or favorable market position or to withstand competitive pressure applied by larger, more established rivals. Small companies also typically experience wider variations in earnings and business prospects than larger, more established companies, and the amount of information on small companies is typically less widely available than the information on larger, more established companies.

FOREIGN SECURITIES - To the extent described above, each of the Funds may invest in foreign securities, either directly or indirectly through investments in one or more types of depository receipts. Depository receipts evidence ownership of underlying foreign securities, are generally issued by banks or trust companies, and include American Depository Receipts, European Depository Receipts, Global Depository Receipts and American Depository Shares. For further information on depository receipts, see "ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES--Depository Receipts" in the Statement of Additional Information. The Funds may invest in securities of foreign investment funds or trusts (including passive foreign investment companies) and in securities of issuers in developing or emerging markets and economies. The Funds may also purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or risk management purposes. See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS--Derivative Instruments" below.

Foreign investments involve special risks, including the possibility of expropriation, confiscatory taxation, and withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets, and issuers; political, economic or social instability; and less publicly available information and different accounting standards. An investor in foreign securities may also incur costs in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty in enforcing obligations in other countries. In addition, the expected introduction of a single currency, the euro, on January 1, 1999, for participating nations in the European Economic and Monetary Union, presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro and could adversely affect the value of foreign securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid, which may make it difficult for an investor to liquidate foreign securities rapidly without adversely affecting the price of the securities. The prices of many foreign securities are also more volatile than comparable U.S. securities. In addition, certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Investing in securities of issuers in developing or emerging markets involves special risks, including the risk that these markets will experience social, political, and economic instability. Developing or emerging markets may also have smaller securities markets and lower trading volume, which may cause securities of issuers in these markets to be illiquid or to experience greater price volatility. Developing or emerging markets may also have less highly developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. Certain national policies may also restrict an investor's opportunities in these developing or emerging markets. Such policies may include restrictions on investments in issuers or industries deemed sensitive to national interests or expropriation or confiscation of assets or property, any of which could result in the loss of an entire investment. Brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in developing or emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. And economies in developing or emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are not denominated in U.S. dollars, an investor in foreign securities is subject to the risk that changes in foreign currency exchange rates may adversely affect the performance of the investment. The value of any investment denominated in a foreign currency will increase or decrease in response to fluctuations in the value of the foreign currency relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

SPECIAL SITUATION COMPANIES - Each of the Funds may invest in securities of companies in special situations. These securities may be more volatile than other securities since the market value of these securities may decline in value if the anticipated benefits of the special situation do not materialize. A company in a "special situation" includes, but is not limited to, a company involved in an acquisition, a consolidation, a reorganization, a recapitalization, a merger, a liquidation, a distribution of cash, securities or other assets, a tender or exchange offer, a breakup or workout of a holding company, a change in corporate control, or litigation which, if resolved favorably, would improve the value of the company's securities. Although investing in securities of companies in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the benefit of the "special situation" may not materialize, and therefore the prices of those companies' shares could significantly decline in value.

WARRANTS -- Each of the Funds may invest in warrants. A warrant is an instrument which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time or on a specified date. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities and do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES -- Each of the Funds may invest in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days; for mortgage-backed securities, the delivery date may extend to as long as 120 days. Purchasing securities on a when-issued or delayed-delivery basis allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases a security on this basis, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued or delayed-delivery securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. The Fund will set aside liquid assets in a segregated account to secure its outstanding commitments for these types of securities.

CONVERTIBLE SECURITIES - Each of the Funds may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated. The Funds will limit their investment in convertible securities rated below investment grade to less than 5% of total net assets.

CORPORATE FIXED INCOME SECURITIES - Each of the Funds may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

MONEY MARKET OBLIGATIONS -- Each of the Funds may invest in high-quality, short-term money market obligations. Such obligations include U.S. Government Securities (as described below) with remaining maturities of one year or less, commercial paper rated in one of the two highest ratings categories of any NRSRO, short-term bank obligations that are rated in one of the two highest categories by any NRSRO (with respect to obligations maturing in one year or less), repurchase agreements relating to debt obligations that a Fund can purchase directly, unrated debt obligations with remaining maturities of one year or less that are determined by the applicable Subadviser to be of comparable quality to securities described above, and money market mutual funds.

U.S. Government Securities include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by U.S. Government agencies or instrumentalities include, but are not limited to, securities issued by (1) the Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association ("GNMA") (including GNMA pass-through certificates), whose securities are supported by the full faith and credit of the United States, (2) the Federal Home Loan Banks, (3) the Federal National Mortgage Association ("FNMA"), (4) the Student Loan Marketing Association, (5) the Federal Home Loan Mortgage Corporation ("FHLMC"), and (6) the Federal Farm Credit Banks. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

REPURCHASE AGREEMENTS -- Each of the Funds may enter into repurchase agreements so long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Funds will enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price (including interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Subadvisers, acting under the supervision of the Board of Trustees of the Trust and NAS, review the creditworthiness of those banks and non-bank dealers with which the Funds may enter into repurchase agreements to evaluate these risks. In addition, a Fund, together with other registered investment companies having management agreements with the same Subadviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements provided that the Subadviser has received an order from the SEC permitting the Subadviser to enter into such transactions. For additional information, see "Repurchase Agreements" in the Statement of Additional Information.

INVESTMENT COMPANIES -- As permitted by the 1940 Act, as amended, each of the Funds may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company, nor may any Fund acquire more than 3% of the voting securities of any other investment company. Each Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.

DERIVATIVE INSTRUMENTS - Each of the Funds may invest in derivative instruments for hedging or risk management purposes or for any other permissible purposes consistent with the Funds' investment objectives. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales against the box, in which the Funds sells a security it owns for delivery at a future date. Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Derivative transactions in which each of the Funds may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indices and exchange-traded options on currencies and the writing of put and call options on securities indices. Each of the Funds may also enter into spread transactions and swap agreements. The Funds may also buy and sell financial futures contracts, which may include interest-rate futures, futures on currency exchanges and stock and bond index futures contracts. The Funds may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. Each of the Funds may also enter into forward currency contracts to purchase or sell foreign currencies, although the Large Cap Growth Fund does not intend to engage in currency trades of any type.

Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Funds will set aside permissible liquid assets in a segregated account to secure their obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Funds may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by a Fund is dependent upon its Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if a Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged.

SWAP AGREEMENTS -- To the extent consistent with each Fund's investment objective and policies, the Balanced Fund and the International Fund may enter into equity, interest rate, index, total return and currency rate swap agreements and the Large Cap Growth Fund may enter into equity swap agreements. Swap agreements are a type of derivative. Swap agreements are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly because it is less expensive than if the Fund had invested directly in the asset yielding the return. An equity swap agreement may also be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Swap agreements are two-party contracts entered into primarily by institutional investors for periods from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment.

The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Because swap agreements are derivatives, their value can be very volatile. In addition, if the potential relative fluctuation of the components swapped with another party are not accurately analyzed or predicted, an investor in the swap agreement may suffer a loss. However, most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a net basis. Consequently, the Fund's current obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"), and the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. If such an investment is made, the Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

SHORT SALES - Each of the Funds may engage in short sales of securities. In a short sale, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

LENDING PORTFOLIO SECURITIES -- Each of the Funds may lend their portfolio securities to brokers, dealers and other financial institutions who need to borrow securities to complete certain transactions, but no Fund will lend portfolio securities in excess of one-third of the value of its total assets. In connection with such loans, the Funds will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Funds can increase their income through the investment of such collateral and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities and receive interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

MEDIUM-GRADE OBLIGATIONS -- The Balanced Fund may invest in medium-grade obligations, which are obligations rated in the fourth highest rating category by an NRSRO. Medium-grade obligations, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade obligations may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Balanced Fund's Subadviser to determine what action, if any, the Balanced Fund should take consistent with its investment objective. There is no requirement that any such obligations must be sold if downgraded.

BELOW INVESTMENT GRADE OBLIGATIONS - Up to 25% of the Balanced Fund's fixed income portfolio may consist of obligations rated below investment grade by an NRSRO (e.g., rated below Baa by Moody's or BBB by S&P). The Balanced Fund may invest in obligations rated as low as B by Moody's or S&P or that are comparably rated by another NRSRO, a rating which indicates that the obligations are speculative; for these obligations assurance of payment of interest and principal over a long period of time may be small. Lower rated securities are generally referred to as junk bonds. The Balanced Fund is not obligated to dispose of obligations whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's, S&P or any other NRSRO may not be changed in a timely fashion to reflect subsequent economic events. These credit ratings also do not evaluate market risk.

Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income, including the possibility of default or bankruptcy of the issuer of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. Although the Subadviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Subadviser will be successful in limiting the Balanced Fund's exposure to the risks associated with lower rated securities. Because the Balanced Fund invests in securities in the lower rated categories, the achievement of the Balanced Fund's investment objective is more dependent on the Subadviser's ability than would be the case if the Balanced Fund were investing in securities in the higher rated categories.

Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately a portfolio's net asset value.

Reduced volume and liquidity in the market for below investment grade obligations or the reduced availability of market quotations may make it more difficult to dispose of an investment in these obligations or to value these obligations accurately. The reduced availability of reliable, objective data may increase the need to rely on the Subadviser's judgment in valuing below investment grade obligations. In addition, investments in below investment grade obligations may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES --The Balanced Fund, Small Cap Fund and International Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities provided that its Subadviser has determined that such obligations are of comparable quality to the other obligations in which the particular Fund may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

MORTGAGE- AND ASSET-BACKED SECURITIES -- The Balanced Fund and Small Cap Fund may invest in mortgage-backed securities (both fixed-rate and adjustable-rate) and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities include single- and multi-class pass-through securities and collateralized mortgage obligations ("CMOs"). Such securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by private issuers, generally originators of or investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks, and special purpose entities (collectively, "private lenders"). The underlying mortgage assets may have fixed rates or adjustable rates of interest.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if an investor purchases these securities at a premium, a prepayment rate that is higher than expected will reduce yield, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield. Conversely, if these securities are purchased at a discount, a prepayment rate that is faster than expected will increase yield, while a prepayment rate that is slower than expected will reduce yield. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized by the time the principal is prepaid in full.

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

The Balanced Fund and Small Cap Fund may purchase mortgage-backed securities issued by private issuers. The purchase of such securities may entail greater risk than the purchase of mortgage-backed securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or the FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

COLLATERALIZED MORTGAGE OBLIGATIONS -- The Balanced Fund and Small Cap Fund may invest in CMOs and stripped mortgage-backed securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA or FHLMC certificates or certificates issued by the FNMA. However, CMOs may also be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Payments of principal or interest on the Mortgage Assets, and any reinvestment income thereon, provide the income to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private lenders.

LOAN PARTICIPATIONS AND ASSIGNMENTS - The Balanced Fund may invest in loan participations and assignments. These investments are "debt securities" for purposes of this Prospectus and the Statement of Additional Information. Loan participations typically will cause the Balanced Fund to have a contractual relationship with the lender, not the borrower. The Balanced Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, the Balanced Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Balanced Fund may not benefit directly from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Balanced Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation. In the even of the insolvency of the lender selling a loan participation, the Balanced Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Balanced Fund will acquire loan participations only if the lender interpositioned between the Balanced Fund and the borrower is determined by the J.P. Morgan to be creditworthy. When the Balanced Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Balanced Fund may have difficulty disposing of assignments and loan participations. Because the market for such instruments is not highly liquid, only a limited number of institutional investors may be available to purchase such instruments. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Balanced Fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Trustees may adopt policies and procedures for the purpose of determining whether assignments and loan participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Trustees would delegate to J.P. Morgan the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. Pursuant to such procedures, the Board of Trustees would periodically review purchases and sales of assignments and loan participations. To the extent that liquid assignments and loan participations that the Balanced Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Balanced Fund's assets invested in illiquid assets would increase. J.P. Morgan, under the supervision of NAS and the Board of Trustees, monitors the Balanced Fund's investments in assignments and loan participations and will consider appropriate measures to enable the Balanced Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

In valuing a loan participation or assignment held by the Balanced Fund for which a secondary trading market exists, the Balanced Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Balanced Fund's loan participations and assignments will be valued in accordance with the valuation procedures adopted by the Board of Trustees; in accordance with such procedures, factors such as: (i) the creditworthiness of the borrower under the loan and the lender;
(ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity, may be considered in valuing the loan participations and assignments.

LOANS SECURED BY MORTGAGES -- The Balanced Fund may make loans secured by mortgages on real property. Unlike investing in mortgage-backed securities--which generally represent an interest in a pool of mortgage-loans--making such loans presents prepayment and credit risks that relate to individual borrowers and parcels of property. As a result, making these loans involves an investment and credit analysis of the individual borrower and the real property that is the subject of the loan.

Loans made by the Balanced Fund may be secured by residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, or commercial mortgages or may be secured by sale-leaseback arrangements. These mortgages may be backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings or single-family dwellings. If the Balanced Fund is required to foreclose on a non-performing loan and acquire a direct ownership interest in the real property securing the loan, the Balanced Fund will incur expenses in foreclosing on the loan and will become subject to all of the risks that are related to owning real property. The market value of the foreclosed property may fluctuate and may be less than the amount of the loan. The property may not be able to be operated profitably. The property may require renovation, occupancy rates may be low, rent schedules may be unfavorable, and operating expenses may be high. There may also be adverse changes in local, regional or general economic conditions, a deterioration of the real estate market or the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage-loans, unexpected increases in the cost of energy, adverse environmental factors, acts of God or other uncontrollable factors. The property may contain hazardous or toxic substances, which could adversely affect the value of the property. The owners of any property containing such substances may be held responsible under various laws for containing, monitoring, removing or cleaning up such substances. The present of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

STANDARD AND POOR'S DEPOSITORY RECEIPTS - The Balanced Fund and the Large Cap Growth Fund may purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading and reducing transaction costs. The use of SPDRs presents additional risk to the Large Cap Growth Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

REAL ESTATE INVESTMENT TRUSTS -- The Large Cap Growth Fund, the Balanced Fund, and the Small Cap Fund may invest in Real Estate Investment Trusts ("REITs"), which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' manager and cash flow from their investments to repay financing costs. REITs are also subject to risks generally associated with investments in real estate. An investor in a REIT will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

PARTICIPATION INTERESTS. The International Fund may purchase from financial institutions participation interests in securities in which the International Fund may invest. A participation interest in a security gives the purchaser an undivided interest in the security in the proportion that the purchaser's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated or has a rating that is below the minimum rating established by the International Fund, the participation interest will be collateralized by U.S. Government securities or, in the case of unrated participation interests, the Subadviser will have determined that the participation interest is of comparable quality to securities in which the International Fund may invest.

ADDITIONAL INFORMATION CONCERNING THE DURATION OF THE BOND PORTION OF THE BALANCED FUND'S PORTFOLIO. The bond portion of the Balanced Fund's portfolio will maintain a duration which, on a weighted average basis and under normal market conditions, will generally be within one year of the average for the U.S. investment-grade bond universe (currently about five years). There is no limit, however, as to the maturity of any one security that the Balanced Fund may purchase. In addition, because the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the bond portion of the Balanced Fund will at all times achieve its targeted portfolio duration.

Duration is a measure of the average life of a fixed-income security. Incorporating a security's yield, coupon interest payments, final maturity and call features into one measure, duration was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DIVERSIFIED AND NON-DIVERSIFIED STATUS OF THE FUNDS. Each of the Funds, except the International Fund, is classified as diversified under the 1940 Act; the International Fund is classified as non-diversified. The International Fund does, however, intend to meet the diversification and other requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a "regulated investment company" under the Code. See "DISTRIBUTIONS AND TAXES." The 1940 Act limits the ability of a diversified fund to invest in the securities of a single issuer but does not limit the ability of a non-diversified fund. As a result, under the 1940 Act, a non-diversified fund may invest a greater proportion of its assets in the securities of a small number of issuers, which means that a non-diversified fund may be more dependent than a diversified fund upon the financial condition or market assessment of a single issuer. A non-diversified fund therefore presents a greater risk that its return will fluctuate more widely than the return of a diversified fund in response to changes in the financial condition or market assessment of a single issuer.

                             HOW TO PURCHASE SHARES

YOU MAY INVEST IN THREE CONVENIENT WAYS:

BY MAIL -- Complete the application and mail with your check or other negotiable bank draft payable to: NATIONWIDE ADVISORY SERVICES, INC., THREE NATIONWIDE PLAZA, P.O. BOX 1492, COLUMBUS, OHIO 43216-1492. Purchases must be made in U.S. dollars only. The share price you receive will be determined as of the Valuation Time (see "VALUATION OF SHARES") on the day the properly completed application is received by NAS in Columbus, Ohio. Checks or drafts drawn on non-U.S. banks are not accepted. NAS reserves the right to refuse certain third-party checks.

BY WIRE -- To avoid mail delays on initial and subsequent investments, you can request that your bank transmit funds (Federal Funds) by wire to the Fund's custodian bank. In order to use this method, you must call NAS by 11 A.M. Eastern Time, and the wire must be received by the custodian bank by 2 P.M. Eastern Time. The share price you receive will be determined as of the next Valuation Time after your order is received. If NAS does not receive Federal Funds for your order within 3 business days, your order will be canceled. The bank that wires your money may charge you a fee for this service. IF YOU CHOOSE THIS METHOD TO OPEN YOUR ACCOUNT, YOU MUST CALL OUR TOLL-FREE NUMBER BEFORE YOU WIRE YOUR INVESTMENT. If this is an initial investment, you must then complete and mail the application.

BY TELEPHONE (NAS NOW) -- By calling 1-800-637-0012, 24 hours a day, seven days a week you will be connected to our automated voice-response system, NAS NOW. It gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.

IN ORDER TO USE NAS NOW TO MAKE A PURCHASE YOU MUST COMPLETE THE APPROPRIATE SECTION ON THE APPLICATION.

MINIMUM INVESTMENT -- The minimum investment in Class A or Class B shares of any of the Funds is $1,000. Minimum subsequent investments in Class A or Class B shares of the Funds are $100 each. However, you may establish an Automatic Asset Accumulation plan for as little as $25 per month. See "INVESTOR STRATEGIES Automatic Asset Accumulation" for more information. Minimum investment requirements may also be waived for certain retirement plans. See "INVESTOR SERVICES--Retirement Plans" for further information.

CHOOSE A CLASS OF SHARES -- Each Fund offers three classes of shares. Class A shares are purchased with a front-end sales charge and a 0.25% 12b-1 fee. Class B shares are subject to a CDSC on redemption within the first six years of purchase and a 1.00% 12b-1 fee. See "HOW TO PURCHASE SHARES--Factors to Consider When Choosing a Class of Shares" described below. Class Y shares are purchased without a front-end sales charge, CDSC or 12b-1 fee but are subject to an administrative services fee, and are currently only available for purchase by life insurance company separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code ("Code"), as well as other open-end investment companies (each, a "Fund of Funds") advised by NAS.

PURCHASE PRICE AND SALES CHARGES -- The purchase prices of the Funds are determined as follows:

CLASS A SHARES OF THE FUNDS -- Class A shares are purchased at the offering price. The offering price is determined by adding the sales charge (based as a percentage of the offering price) to the net asset value per share.

SALES CHARGE SCHEDULE AND AVAILABLE DISCOUNTS FOR CLASS A SHARES -- For purchases of Class A shares, your sales charge percentage is calculated according to the following chart:

               SALES CHARGE SCHEDULE - CLASS A SHARES OF THE FUNDS


                                                                SALES CHARGE                      COMMISSIONS AS A
                                                            AS A PERCENTAGE OF:                    PERCENTAGE OF
                                                   OFFERING PRICE           AMOUNT INVESTED        OFFERING PRICE
                                                   --------------           ---------------        --------------
If your investment plus the value of other
shares held is:
less than $50,000, the sales charge is:                 5.75%                    6.10%                 4.75%
$50,000 but less than $100,000                          4.50%                    4.71%                 3.75%
$100,000 but less than $250,000                         3.50%                    3.63%                 2.75%
$250,000 but less than $500,000                         2.50%                    2.56%                 1.75%
$500,000 but less than $1,000,000                       2.00%                    2.04%                 1.25%
$1,000,000 but less than $25,000,000                    0.50%                    0.50%                 0.50%
$25,000,000 or more                                     0.25%                    0.25%                 0.25%


NAS reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

Shareholders can receive even greater discounts through one or more of the discounts described below:

LIFETIME ADDITIONAL DISCOUNT -- The sales charge for Class A shares is computed at the rate applied to the amount invested plus the accumulated value of Class A and D shares held in any of the funds within the Nationwide Family of Funds including shares acquired by reinvestment of dividends and capital gains distributions.

FAMILY MEMBER DISCOUNT -- In addition, all Class A and D shares held in any accounts for funds within the Nationwide Family of Funds of members of the shareholder's family may be included in calculating the applicable sales charge rate, provided these family members reside at the shareholder's address.

INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE -- If the funds used to purchase Class A shares come from proceeds or benefits of an insurance policy issued by any member of the Nationwide Insurance Enterprise, the sales charge is one-half the rate established, provided the purchase is made within 60 days after receipt of the proceeds or benefits.

LETTER OF INTENT (LOI) DISCOUNT -- This discount permits you to purchase Class A shares at a reduced cost during a 13-month period if the amount invested or the value of shares of the Funds held by you and other family members of your household, plus the amount invested equals or exceeds $50,000. LOI is not a binding obligation upon the investor to buy the shares. It is merely a statement of intent.

By making the appropriate selection on the application, you indicate your intention to complete the appropriate LOI. The LOI will be completed when your new investments in a particular class, together with the value of all existing shares of such class held by you, your spouse, minor children, and other family members of your household, total an amount equal to the amount indicated on the application. You obtain a reduced sales charge on each share purchased during the 13-month period. The LOI may be backdated, up to 90 days, to include previous purchases under the reduced sales charge available under the LOI.

If the intended investment is not completed, the investor will be asked to pay the difference between the sales charge actually paid and the sales charge due on the amount invested according to the "Sales Charge Schedule." If the difference is not paid within 20 days after written request, the investor irrevocably constitutes and appoints NAS as his or her attorney-in-fact, with full power of substitution, to redeem an appropriate number of shares from his or her account to cover the amount due. For more details on the LOI Discount, call 1-800-848-0920.

NET ASSET VALUE PURCHASE PRIVILEGE (CLASS A SHARES ONLY) -- THE SALES CHARGE THAT APPLIES TO CLASS A SHARES MAY BE WAIVED FOR CLASS A SHARES SOLD:

(1) to any person who pays for such shares with the proceeds of mutual fund shares redeemed from an NAS brokerage account or the proceeds of Class D shares redeemed from funds within the Nationwide Family of Funds offering Class D shares; to qualify, such person must have paid an initial sales charge or CDSC on the redeemed shares and the purchase of Class A shares must be made within 60 days of the redemption. This waiver must be requested when the purchase order is placed, and NAS may require evidence of qualification for this waiver.

(2) to Trustees and retired Trustees of NIF III (including its predecessor Trusts):

(3) to directors, officers, full-time employees, sales representatives and their employees and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance Enterprise, or any investment advisory clients of NAS and their affiliates;

(4) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance Enterprise from time to time, which include but are not limited to Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., and Southern States Cooperative;

(5) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with NAS allowing for Net Asset Value Purchases.


CLASS B SHARES OF THE FUNDS AND CDSC -- A CDSC will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. THE CDSC IS NEVER IMPOSED ON DIVIDENDS, WHETHER PAID IN CASH OR REINVESTED, OR ON APPRECIATION. The CDSC applies only to the lesser of the original investment or current market value.

Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:


         YEAR OF REDEMPTION AFTER PURCHASE      CONTINGENT DEFERRED SALES CHARGE

         First                                                    5.00%
         Second                                                   4.00%
         Third                                                    3.00%
         Fourth                                                   3.00%
         Fifth                                                    2.00%
         Sixth                                                    1.00%
         Seventh and following                                    0.00%

For purposes of calculating the CDSC, it is assumed that the oldest Class B shares remaining in your account will be sold first. All payments during a month will be aggregated and deemed to have been made on the last day of the preceding month.

NAS compensates dealers and agents for selling Class B shares at the time of purchase from its own assets. The CDSC is deducted from redemption proceeds and is paid to NAS in its capacity as principal underwriter. The proceeds of the CDSC and the 12b-1 fee, in part, are used to defray these expenses.

THE CDSC WILL BE WAIVED IN THE CASE OF A TOTAL OR PARTIAL REDEMPTION FOLLOWING THE DEATH OR DISABILITY OF A SHAREHOLDER (ACCOUNTS OWNED BY AN INDIVIDUAL OR AN INDIVIDUAL JOINTLY WITH SPOUSE) IF REDEMPTION OCCURS WITHIN ONE YEAR OF DEATH OR INITIAL DETERMINATION OF DISABILITY. In addition, NAS may refuse a purchase order for Class B shares of over $100,000. See "HOW TO PURCHASE SHARES--Factors to Consider When Choosing a Class of Shares."

CONVERSION FEATURES FOR CLASS B SHARES -- Class B shares which have been outstanding for seven years will automatically convert to Class A shares on the first business day of the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

If you effect one or more exchanges among Class B shares of the Funds during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Nationwide Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Nationwide Money Market Fund.

FACTORS TO CONSIDER WHEN CHOOSING A CLASS OF SHARES -- Before purchasing Class A shares or Class B shares of a Fund, investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated 12b-1 fee and potential CDSC on Class B shares prior to conversion (as described above) would be less than the initial sales charge and accumulated 12b-1 fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A shares as a result of the lower expenses. In this regard, to the extent that the sales charge for the Class A shares is waived or reduced by one of the methods described above or the investment is $100,000 or more, investments in Class A shares become more desirable. NAS may refuse a purchase order for Class B shares of over $100,000.

Although Class A shares are subject to a 12b-1 fee, they are not subject to the higher 12b-1 fee applicable to Class B shares. For this reason, Class A shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Class A shares who do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of Class B shares.

As described above, purchasers of Class B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount may partially or wholly offset the expected higher annual expenses borne by Class B shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Class B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a CDSC ranging from 5.00% to 1.00% upon redemption. Investors expecting to redeem during this six-year period should compare the cost of the CDSC plus the aggregate annual Class B shares' 12b-1 fees to the cost of the initial sales charge and 12b-1 fee on the Class A shares. Over time the expense of the annual 12b-1 fee on the Class B shares may be equal to or exceed the initial sales charge and annual 12b-1 fee applicable to Class A shares.

For example, if a Fund's net asset value remains constant and assuming no waiver of any 12b-1 fees, the aggregate 12b-1 fee with respect to Class B shares of a Fund would equal or exceed the initial sales charge and aggregate 12b-1 fee of Class A shares approximately eight years after the purchase. In order to reduce such fees for Class B Shareholders, they will be automatically converted to Class A shares, as described above, at the end of a seven-year period. This example assumes that the initial purchase of Class A shares would be subject to the maximum initial sales charge of 5.75%. This example does not take into account the time value of money which reduces the impact of the Class B shares' 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as a 12b-1 fee, fluctuations in net asset value, any waiver of 12b-1 fees or the effect of different performance assumptions. For investors who are eligible to purchase Class Y shares, the purchase of Class Y shares will usually be preferable to purchasing Class A or Class B shares.

If a shareholder who owns both Class A shares and Class B shares redeems less than his or her entire investment, then shares will be redeemed in the following order unless a shareholder has made a specific election otherwise: (a) any Class B shares that are not subject to a CDSC (e.g., shares acquired as a result of reinvested dividends and distributions); (b) Class A shares; and (c) Class B shares subject to a CDSC, these share are redeemed according to age, with the share held the longest redeemed first.

                           HOW TO SELL (REDEEM) SHARES

You can sell (redeem) all, or any part of, your shares of any Fund at any time. Shares are redeemed at the net asset value next computed after receipt of the properly completed request by NAS, at its offices in Columbus, Ohio. Redemptions of Class B shares may be subject to a CDSC as described above.

Requests for redemptions may be in writing or by telephone (if authorized). Payment for shares redeemed is made within three business days of receipt. The value of shares redeemed depends upon the market value of the investments of each Fund at the time of redemption and may be more or less than the shareholders' cost.

Payment of redemption proceeds may be delayed until the check purchasing shares has cleared or up to fifteen days from the date of purchase, whichever occurs first. This is to assure that your check has cleared. To avoid this possible delay, you may make your investment by wire (see "HOW TO PURCHASE SHARES--By Wire"). You will receive a confirmation each time a liquidation of shares is requested. Redemptions may be suspended or the date of payment postponed when the New York Stock Exchange is closed (other than customary weekend and holiday closings listed in "VALUATION OF SHARES"), or if trading is restricted or if any emergency exists.

YOU CAN REDEEM IN ANY OF THE FOLLOWING WAYS:

BY TELEPHONE

    NAS NOW -- By calling 1-800-637-0012, 24 hours a day, seven days a week, you will automatically have access to NAS NOW, the automated voice-response system, to make a redemption (check mailed to address of record) unless you declined the option in your application. Additional NAS NOW redemption options are also available, if elected. NAS NOW also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. (Redemptions through NAS NOW will be limited to the following registrations: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. Western Union redemptions are not allowed through NAS NOW.)

    You must call our toll-free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

    CUSTOMER SERVICE LINE -- A check payable to the shareholder of record can be mailed to the address of record, unless you declined the option in your account application. Redemptions of $1,000 or more can be wired directly to your account at a commercial bank (voided check must be attached to the application) or sent via Western Union, if elected in the application. For additional information on Western Union, please see below.

    Telephone redemptions for IRAs are available upon receipt of the proper forms. These redemptions will be subject to mandatory 10% Federal income tax withholding, unless you elect out of withholding. For further information, or to request these forms, please call our customer service line at 1-800-848-0920.

    You must call our toll-free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

    The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in this Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

    BY BANK WIRE -- Your funds will be wired to your bank on the next business day after your redemption order has been processed. A $5 fee will be deducted from the proceeds for this service. Your financial institution may also charge you a fee for receipt of the wire. (If elected, this authorization will remain in effect until written notice of its termination is received by NAS.)

    BY AUTOMATED CLEARING HOUSE ("ACH") -- Your funds will be sent via ACH to your bank account on the second business day after your redemption order has been received by NAS. There is no fee to receive your funds via ACH. (If elected, this authorization will remain in effect until written notice of its termination is received by NAS.) Funds sent through the automated clearing house should reach your bank in two business days.

    BY WESTERN UNION -- With Western Union's Quick Cash(R) service, you can receive your redemptions the next business day across the United States or throughout the world. If you have elected, you can phone in your request to receive funds on the next business day at 24,000 locations, including major supermarkets and mail-box type outlets, many of which are open 24 hours a day, seven days a week. The fee for the Western Union service is $9.50 per $10,000. Funds being sent outside of the United States may be subject to a higher fee. This fee is deducted from your account.

BY MAIL OR FAX (NO MINIMUM) -- Write or fax to Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492 or FAX
(614) 249-8705. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the withdrawal are included. For example, if your account is registered John Doe and Mary Doe, "Joint Tenants With Right of Survivorship," then both John and Mary must sign the redemption request. For an IRA redemption, you must include date of birth. Also, you must indicate whether or not you wish Federal income tax (not less than 10%) to be withheld from the distribution. The distribution will be processed effective the date the signed letter or fax is received. Fax requests received after 4 p.m. Eastern Time will be processed as of the next business day. NAS reserves the right to require the original document if you use the fax method.

ACCOUNTS FALLING BELOW MINIMUM INVESTMENT REQUIREMENTS

Because of the high cost of maintaining small accounts, NAS MAY CLOSE ANY ACCOUNT WHICH, AS A RESULT OF REDEMPTIONS, HAS A VALUE OF LESS THAN $250 (EXCLUDING AUTOMATIC ASSET ACCUMULATION ACCOUNTS). However, you will be notified if your account value is less than the required minimum, and you will be allowed 90 days to make additional investments before the account is liquidated.

SIGNATURE GUARANTEE -- Based on the circumstances of each transaction, NAS reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national security exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If NAS decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.

                               VALUATION OF SHARES

The net asset value per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time), each day that the exchange is open and on such other days as the Board of Trustees determines and on days in which there is sufficient trading in portfolio securities of a Fund to materially affect the net asset value of that Fund (the "Valuation Time"). The Funds will not compute net asset value on customary business holidays, including Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day.

The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

In determining net asset value, portfolio securities listed on national exchanges are valued at the last sale price on the principal exchange, or if there is no sale on that day, or if the securities are traded only in the OTC market, at the quoted bid prices, all obtained from an independent pricing organization. Securities for which market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgment of NAS are valued at fair value in accordance with procedures adopted by the Board of Trustees.

                               INVESTOR STRATEGIES

1. AUTOMATIC ASSET ACCUMULATION -- This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. You can get started with Automatic Asset Accumulation for as little as $25 a month in a Fund.

2. AUTOMATIC ASSET TRANSFER -- This systematic investment plan is designed especially for investors who want to invest $5,000 or more using regularly scheduled transfers of assets from one fund to another. Once an initial investment of $5,000 or more is made into a Fund, then a fixed amount of $25 or more for each Fund selected is transferred systematically monthly or quarterly into another fund within the Nationwide Family of Funds. The money is transferred on the 25th day of the month as selected or on the preceding business day. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from a Fund to another fund within the Nationwide Family of Funds buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Nationwide Money Market Fund to another fund within the Nationwide Family of Funds, sales charges may apply if not already paid.

Those who have a more conservative outlook on investing can transfer smaller sums monthly and spread the transfer of assets into another fund within the Nationwide Family of Funds over a longer period of time, while those with a more aggressive outlook can transfer larger sums over a shorter period.

3. AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) -- You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account.

NOTE: If your monthly withdrawals exceed the monthly dividends from your account, you will be depleting principal, which will reduce your future dividend potential. In addition, an Automatic Withdrawal Plan for Class B shares will be subject to the applicable CDSC.

                               INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NAS toll-free at 1-800-848-0920.

1. NO SALES CHARGE ON REINVESTMENTS -- All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund or another specifically requested Fund unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

2. EXCHANGE PRIVILEGE -- The exchange privilege is a convenient way to exchange shares from one Fund to another fund within the Nationwide Family of Funds in order to respond to changes in your goals or in market conditions. HOWEVER, AN EXCHANGE IS A SALE AND PURCHASE OF SHARES AND, FOR FEDERAL AND STATE INCOME TAX PURPOSES, MAY RESULT IN A CAPITAL GAIN OR LOSS. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.

EXCHANGES AMONG FUNDS -- Exchanges may be made among any of the Funds within the same class. For certain exchanges of Class A shares among the Nationwide Family of Funds, you may pay the difference between the sales charges, if a higher sales charge is applicable. Exchanges within Class B or Class Y shares may be made without incurring a sales charge.

An exchange from the Nationwide Money Market Fund into another fund in the Nationwide Family of Funds will be subject to the applicable sales charge unless already paid. For an exchange into the Nationwide Money Market Fund, the CDSC aging period for Class B shares will be stopped during the time period such Nationwide Money Market Fund shares are held. If the Nationwide Money Market Fund shares are subsequently sold, a CDSC will be charged at the level that would have been charged had the shares been sold at the time when they were exchanged into the Nationwide Money Market Fund. If the Nationwide Money Market Fund shares are exchanged back into Class B shares, the CDSC aging period will continue from the point in time when the shares were originally exchanged into the Nationwide Money Market Fund.

Shareholders of other classes of any of the other funds within the Nationwide Family of Funds may exchange into Class Y shares of the Funds if they are eligible to purchase Class Y shares.

There is no administrative fee or exchange fee. The Trust reserves the right to reject any exchange request it believes will result in excessive transaction costs, or otherwise adversely affect other shareholders. An exchange, whether or not subject to sales charges, is a sale and purchase of shares, and for Federal and state income tax purposes, may result in a capital gain or loss. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. For a description of CDSC see "HOW TO SELL (REDEEM) SHARES--Class B Shares of the Funds and CDSC." The Trust reserves the right to change the exchange privilege upon at least 60 days' written notice to shareholders.

EXCHANGES MAY BE MADE THREE CONVENIENT WAYS:

BY TELEPHONE

     NAS NOW -- You can automatically process exchanges by calling 1-800-637-0012, 24 hours a day, seven days a week. However, if you declined the option in the application, you will not have this automatic exchange privilege. NAS NOW also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll-free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

     CUSTOMER SERVICE LINE -- By calling 1-800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll-free number by the Valuation Time to receive that day's closing share price.

     NAS may record all instructions to exchange shares. NAS reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

     The Funds will employ the same procedure described under "HOW TO REDEEM
     (SELL) SHARES" to confirm that the instructions are genuine.

      The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in this Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

BY MAIL OR FAX -- Write or fax to Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492 or FAX (614) 249-8705. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered John Doe and Mary Doe, "Joint Tenants With Right of Survivorship," then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after 4 p.m. Eastern Time will be processed as of the next business day. NAS reserves the right to require the original document if you use the fax method.

3. NO SALES CHARGE ON A REPURCHASE -- If you redeem all or part of your Class A shares on which you paid a front-end sales charge, you have a one-time privilege to reinvest all or part of the redemption proceeds in any shares of the same class of any fund within the Nationwide Family of Funds, without a sales charge, within 30 days after the effective date of the redemption. If you redeem Class B shares, and then reinvest the proceeds in Class B shares within 30 days, NAS will reinvest an amount equal to any CDSC you paid on redemption.

If you realize a gain on your redemption, the transaction is taxable, and reinvestment will not alter any capital gains tax payable. If you realize a loss and you use the reinstatement privilege, some or all of the loss will not be allowed as a tax deduction depending upon the amount reinvested.

                                INVESTOR SERVICES

1. NAS NOW AUTOMATED VOICE RESPONSE SYSTEM -- Our toll-free number 1-800-637-0012 will connect you 24 hours a day, seven days a week to NAS NOW. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

2. TOLL-FREE INFORMATION AND ASSISTANCE -- Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 5 p.m. Eastern Time on business days. Call toll-free:
1-800-848-0920 or contact NAS at our FAX telephone number (614) 249-8705.

3. RETIREMENT PLANS -- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Educational IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

4. SHAREHOLDER CONFIRMATIONS -- You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement. Please review your confirmations carefully and notify us if there is a discrepancy or error with respect to a transaction.

5. CONSOLIDATED STATEMENTS -- Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

6. AVERAGE COST STATEMENT -- This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

7. SHAREHOLDER REPORTS -- All shareholders will receive reports semi-annually detailing the financial operations of the funds.

8. PROSPECTUSES -- Updated prospectuses will be mailed to you annually.

9. UNDELIVERABLE MAIL -- If mail from NAS to a shareholder is returned as undeliverable on three or more consecutive occasions, NAS will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until NAS receives notification of the shareholder's correct mailing address.

                             MANAGEMENT OF THE TRUST

Except where shareholder action is required by law, all of the authority of the Trust is exercised under the direction of the Board of Trustees. Unless required by the Trust's Declaration of Trust, its By-Laws, or Ohio law, at any given time all of the members of the Board of Trustees may not have been elected by shareholders. The members of the Board of Trustees set and review policies regarding the operation of the Trust and are empowered to elect officers and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in the Trust's day-to-day operation. The Trust will be managed in accordance with its Declaration of Trust and the laws of Ohio governing business trusts. The officers of the Trust perform the daily functions of the Trust.

INVESTMENT MANAGEMENT OF THE FUNDS

THE ADVISER. Under the terms of the Investment Advisory Agreement, NAS, Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the Funds' assets, supervises the daily business affairs of the Funds, and, subject to the supervision and direction of the Trustees, evaluates and monitors the performance of the Subadvisers. NAS is also authorized to select and make portfolio investments for the Funds, although NAS does not intend to do so at this time.

NAS and its predecessors have managed investments since 1965, and as of September 30, 1998 have approximately $10 billion in assets under management. NAS, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

NAS and the Trust have received an exemptive order from the SEC concerning the Funds' multi-manager structure. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility. The order allows NAS, without the approval of shareholders, to hire, replace or terminate any subadviser or revise any subadvisory agreement. The Trust's Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or NAS, will approve any such changes and, if a new subadviser is hired, shareholders will be notified within 90 days of such hiring.

NAS provides investment management services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and by monitoring the performance of the Subadvisers. NAS monitors the performance of the Subadvisers through quantitative and qualitative analysis in addition to periodic in-person, telephonic and written consultations with the Subadvisers. NAS is responsible for communicating performance expectations and evaluations to the Subadvisers and recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified, or terminated. However, NAS does not expect to recommend frequent changes of Subadvisers. NAS will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although NAS will monitor the performance of the Subadvisers, there can be no assurance that any Subadviser or any Fund will obtain favorable results at any given time. For the services provided by NAS, the Funds pay NAS fees based on the average daily net assets of each Fund at the following annual rates:


                 FUND                                  ASSETS                                   FEE

         Large Cap Value                        up to $100 million                             0.75%
                                                $100 million or more                           0.70%

         Large Cap Growth                       up to $150 million                             0.80%
                                                $150 million or more                           0.70%

         Balanced                               up to $100 million                             0.75%
                                                $100 million or more                           0.70%

         Small Cap                              up to $100 million                             0.95%
                                                $100 million or more                           0.80%

         International                          up to $200 million                             0.85%
                                                $200 million or more                           0.80%

In the interest of limiting the expenses of each of the Funds, NAS has voluntarily entered into an expense limitation agreement for each of the Funds (the "Expense Limitation Agreement") pursuant to which NAS has agreed to waive or limit a portion of its fee and, if necessary, assume other expenses (except for 12b-1 fees or fees paid pursuant to the Administrative Services Plan for Class Y shares) in an amount necessary to limit total annual operating expenses of each of the Funds. See "SUMMARY OF FUND EXPENSES--Annual Fund Operating Expenses" above. Reimbursement by a Fund of the advisory fees waived or limited and other expenses paid by NAS pursuant to the Expense Limitation Agreement may be made within five years from the date a Fund begins operations when that Fund has reached a sufficient size to permit reimbursement to be made without causing the total annual operating expense ratio to exceed the annual expense limits. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual operating expenses of the Class making reimbursement is less than the relevant annual expense limit; and
(iii) the payment for such reimbursement is approved by the Board of Trustees on a quarterly basis.

THE SUBADVISERS AND PORTFOLIO MANAGERS -- Subject to the supervision of the NAS and the Trustees and pursuant to Subadvisory Agreements among the Trust, NAS and the Subadvisers, one or more Subadvisers manages the assets of each Fund in accordance with that Fund's investment objectives and policies. A Subadviser makes investment decisions for the Fund whose assets it manages, and in connection with such investment decisions places purchase and sell orders for securities.

For the investment management services they provide to the Funds, the Subadvisers receive annual fees from NAS, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:


                 FUND                                  ASSETS                                   FEE

       Large Cap Value Fund                  up to $100 million                                0.35%
                                             $100 million or more                              0.30%


       Large Cap Growth Fund                 up to $150 million                                0.40%
                                             $150 million or more                              0.30%

       Balanced Fund                         up to $100 million                                0.35%
                                             $100 million or more                              0.30%

       Small Cap Fund                        up to $100 million                                0.55%
                                             $100 million or more                              0.40%

       International Fund                    up to $200 million                                0.45%
                                             $200 million or more                              0.40%

The following is a brief description of the Subadvisers and the portfolio managers of the Funds.

LARGE CAP VALUE FUND. Brinson Partners, a Delaware corporation, serves as Subadviser to the Large Cap Value Fund. Brinson Partners is registered with the SEC as an investment adviser and, as of June 30, 1998, managed $286 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Chicago, Basel, London, Frankfurt, Geneva, Melbourne, New York, Paris, Singapore, Sydney, Tokyo and Zurich. Brinson Partners is an indirect wholly-owned subsidiary of UBS AG, an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many aspects of the financial services industry.

Investment decisions for the Large Cap Value Fund are made by an investment management team at Brinson Partners. No individual member of the investment management team is primarily responsible for making recommendations regarding portfolio purchases.

LARGE CAP GROWTH FUND. GSAM, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Subadviser to the Large Cap Growth Fund. Goldman Sachs registered with the SEC as an investment adviser in 1981. As of September 21, 1998, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $166.6 billion.

In performing its investment advisory services, GSAM, although responsible for the management of the Large Cap Growth Fund, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, GSAM will have access to the research of Goldman Sachs, as well as certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

Robert C. Jones, Managing Director, Kent A. Clark, Vice President, Victor H. Pinter, Vice President, and Melissa Brown, Vice President, are the portfolio managers for the Large Cap Growth Fund. Mr. Jones joined GSAM in 1989. From 1987 to 1989, Mr. Jones was the senior quantitative analyst in the Goldman Sachs Investment Research Department and the author of Stock Selection, a monthly publication. Mr. Clark joined GSAM in 1992. Mr. Pinter joined GSAM in 1990. From 1985 to 1990, Mr. Pinter was a project manager in the Information Technology Division of Goldman Sachs. Ms. Brown joined GSAM in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

BALANCED FUND. J.P. Morgan, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, serves as Subadviser to the Balanced Fund. J.P. Morgan & Co. Incorporated is a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of September 30, 1998, J.P. Morgan had assets under management of approximately $275 billion.

Patrik Jakobson, Vice President, and Kate Jonas, Vice President, are the portfolio managers for the Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. Ms. Jonas joined J.P. Morgan in 1997 after eleven years at Morgan Stanley & Co., where she was a member of Morgan Stanley Asset Management's Emerging Markets investment team. From 1985 to 1994, prior to joining Morgan Stanley Asset Management, Ms. Jonas co-managed the Morgan Stanley Capital International Indices business.

SMALL CAP FUND. INVESCO manages the Small Cap Fund. INVESCO, which has been a registered investment adviser since 1956, provides portfolio management for the Small Cap Fund, including making investment decisions and placing purchase and sell orders for securities. As of September 30, 1998, INVESCO also manages approximately $4.2 billion in investments for corporate and institutional clients, as well as other investment companies. When operations for the Small Cap Fund commenced, Institutional Trust Company, an affiliate of INVESCO which is located at 7800 East Union Avenue, Denver, Colorado 80237, performed some administration, management and oversight responsibilities for the Small Cap Fund. As a result of internal changes at INVESCO and Institutional Trust Company, NAS is proposing to enter into a new Subadvisory Agreement with INVESCO (and the Trust) whereby INVESCO will provide all subadvisory services for the Small Cap Fund. This change is contingent on approval by the Trust's Board of Trustees at a meeting on November 6, 1998. If the Board of Trustees approves such change, the new Subadvisory Agreement with substantially similar provisions to the initial agreement with INVESCO and Institutional Trust Company (and the Trust) will be entered into as of November 9, 1998.

INVESCO and Institutional Trust Company are each part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. AMVESCAP plc manages in excess of $260 billion through specialized investment management teams dedicated to clients and financial markets in their region of the world.

The Small Cap Fund is managed by INVESCO's Structured Products Team, which is comprised of 11 investment professionals, each with an average of 13 years of industry experience. No individual member of the Structured Products Team is primarily responsible for making recommendations regarding portfolio purchases.

INTERNATIONAL FUND. Lazard, a New York-based division of Lazard Freres & Co. LLC ("Lazard Freres") manages over $67 billion in investments for corporations, endowments, public and private pension plans and wealthy individuals and is recognized as one of the premier global investment advisory firms. Lazard Freres--the world's first global investment bank--has advised sophisticated investors for more than 150 years. Lazard Freres has offices in San Francisco, Washington DC, and Chicago, and affiliates in London, Tokyo, Frankfurt, Sydney, Paris, and Cairo that extend its research worldwide.

Lazard manages the International Fund on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard's international equity investment team operates under the guidance of Herbert Gullquist, Vice Chairman and Chief Investment Officer with responsibility for overall adherence to the firm's investment principles, and John Reinsberg, Managing Director of International/Global Equity, who is responsible for the team's day-to-day operations and monitoring the International Fund's composition to ensure appropriate diversification.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act which permits the Funds to compensate the Distributor, NAS, for expenses associated with distribution of its shares. Under the Distribution Plan, the Funds pay NAS compensation accrued daily and paid monthly. The Funds shall pay amounts not exceeding an annual maximum amount of 0.25% of the daily net assets of Class A shares and 1.00% of the daily net assets of Class B shares. Class Y shares pay no 12b-1 fees. Distribution expenses paid by NAS may include the costs of printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers.


FUND ADMINISTRATION

Under the terms of a Fund Administration Agreement, NAS also provides various administrative and accounting services, including daily valuation of the Funds' shares and preparation of financial statements, tax returns, and regulatory reports. For these services, each Fund pays NAS an annual fee based on each Fund's average daily net assets in the amount of 0.10% up to $250 million in assets,

0.06% on the next $750 million of assets and 0.04% on assets of $1 billion and more, subject to a minimum of $75,000 per Fund per year.

ADMINISTRATIVE SERVICES PLAN

Under the terms of an Administrative Services Plan, the Fund is permitted to enter into Servicing Agreements with servicing organizations who agree to provide certain administrative support services in connection with the Class Y shares of the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement effective November 2, 1998, pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services in connection with Class Y shares held beneficially by its customers. In consideration for providing administrative support services, Nationwide Life Insurance Company and other entities with which the Trust may enter into Servicing Agreements, including NAS, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class Y shares held by customers of Nationwide Life Insurance Company or such other entity.

TRANSFER AND DIVIDEND DISBURSING AGENT

NAS, through its wholly-owned subsidiary, Nationwide Investors Services, Inc. ("NISI"), serves as transfer agent and dividend disbursing agent for the Trust. For these services, NAS receives an annual fee from each of the Funds at the following rate: $18 per Fund account for Class A and B shares, and 0.01% of each Fund's average daily net assets for Class Y shares.

                             DISTRIBUTIONS AND TAXES

INCOME DIVIDENDS AND CAPITAL GAINS

Substantially all of the net investment income, if any, will be distributed to shareholders quarterly by the Funds in the form of additional shares of the Fund unless the shareholder has chosen to receive them in cash. Unless requested in writing by the Shareholder, checks will not be mailed for dividends and capital gains of less than $5. These dividends will be automatically reinvested in additional shares of the applicable Fund and you will receive a confirmation showing the transaction. If a shareholder has elected to receive dividends and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by NISI by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution, dividend or redemption checks.

In those years in which sales of a Fund's portfolio securities result in net realized capital gains, these gains will be declared and cause to be paid to shareholders in December.

FEDERAL TAXES

Each of the Funds intends to qualify for treatment under subchapter M of the Code and, therefore, must distribute all or substantially all of its net investment income and capital gains to shareholders annually. In general, if a Fund distributes all of its net investment income, it is not required to pay any Federal income taxes. In addition to Federal income tax, if a Fund fails to distribute the required portion of investment income or capital gains in any year, it will be subject to a non-deductible 4% excise tax on the amount which it failed to distribute. Each Fund intends to make distributions in sufficient amounts to avoid the imposition of this excise tax.

Dividends paid by each of the Funds are taxable as income to the shareholder for Federal income tax purposes. For corporate shareholders, a portion of each year's distribution may be eligible for the corporate dividend received deduction.

The Funds will annually report to each shareholder that shareholder's portion of the net income and capital gain of each Fund, for inclusion in the shareholder's income.

A shareholder may be subject to federal backup withholding at a rate of 31% of each distribution if the shareholder fails to certify that the taxpayer identification number given is correct and that the shareholder is not subject to such withholding because of underreporting of income (or if the Internal Revenue Service gives notice that such certifications are not accurate).

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. It is anticipated that the Funds will be operated so as to meet the requirements of the Code to "pass through" to the Funds' shareholders credits for foreign income taxes paid, but there can be no assurance that the Funds will qualify.

STATE AND LOCAL TAXES

Distributions to shareholders of the Funds may also be subject to state and local taxes. These laws vary, and you are advised to consult a tax adviser regarding such taxes.

REDEMPTIONS OF SHARES

Redeeming shares may result in a capital gain or loss for tax purposes. For your convenience, NAS provides a year-end statement, reflecting your taxable gain or loss for the year based on the average cost paid for redeemed shares.

                                FUND PERFORMANCE

PERFORMANCE ADVERTISING

The Funds may use historical performance in advertisements, sales literature, semi-annual and annual reports and the prospectus for the Funds. Performance will be shown separately for Class A, B, and Y shares, because performance will usually be different from Class to Class as a result of the different kinds of expenses or fees that each Class bears. All performance figures represent past performance. Past performance does not indicate or predict the future performance of any Fund.

One measure of a Fund's historical performance is total return. There are different types of total return, including average annual (compound) total return (also known as the standard return), simple average total return, and aggregate total return (also known as cumulative total return).

Average annual (compound) total return will be shown for a Fund's most recent one, five, and ten-year periods (or for the life of the Fund, if less). Average annual (compound) total return represents the average annual percentage change in the value of a hypothetical investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and the effect of the maximum sales charge, if any, and assumes reinvestment of all dividends and distributions at net asset value.

Nonstandard returns, such as simple average total return and aggregate total return, may also be shown. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains. In addition, sales charge assumptions will vary. Initial sales charge percentages decrease as amounts invested increase, and thus returns increase as sales charges decrease. Simple average total return is calculated by dividing total return by the number of years in the period and, unlike average annual (compound) total return, does not reflect compounding. Aggregate total return represents the cumulative percentage change in the value of a hypothetical investment over time and is calculated by subtracting the original investment from the redeemable value and dividing the result by the original amount of the investment.

The SEC yield of the Balanced Fund may also be shown. The SEC yield is based on a 30-day period and takes into account the yields to maturity on all debt instruments and all dividends accrued on equity securities (since equity securities do not have maturity dates). The SEC yield is computed by dividing the net investment income per share earned during the 30-day period by the maximum offering price per share on the last day of the period.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

The Funds may report their performance relative to other mutual funds or investments. Performance comparisons may be made to other mutual funds with similar or dissimilar investment objectives. Performance comparisons may also be made to other sectors of the economy or to other types of investments, including precious metals, real estate, stocks and bonds, closed-end funds, market indexes, bank CDs that are insured and that have fixed rates, bank money market deposit accounts and passbook savings, and the Consumer Price Index.

Mutual fund rankings and ratings, which may or may not include the effects of sales charges, are normally published by independent tracking services and publications of general interest, including tracking services such as Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, and Kanon Bloch Carre & Co. and publications such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money, Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World

Report, the Wall Street Journal, Barron's, Columbus Dispatch, Investor's Business Daily, and Standard & Poor's Outlook.

HISTORICAL PERFORMANCE OF SUBADVISERS. The Funds commenced operations on November 2, 1998, and thus have no significant operating history or performance record of their own. The following performance information relates to other mutual funds, or is derived from discretionary institutional accounts, that are managed by a Subadviser and that have investment objectives, policies and strategies that are substantially similar but not necessarily identical to those of a Fund. THESE OTHER MUTUAL FUNDS AND INSTITUTIONAL ACCOUNTS ARE SEPARATE AND DISTINCT FROM THE FUNDS. THEIR PERFORMANCE IS NOT INDICATIVE OF THE PAST OR FUTURE PERFORMANCE OF ANY FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR A FUND'S OWN PERFORMANCE. The performance information set forth below should not be deemed to be indicative of future results of the Funds because of differences in brokerage commissions and dealer spreads, expenses, including investment advisory fees, the size of positions taken in relation to fund size, timing of purchases and sales and the market conditions at the time of a transaction, timing of cash flows, and availability of cash for new investments. If the historical performance had been subject to the same expenses as each of the Funds, it may have been lower. In addition, institutional accounts may not be subject to an obligation to redeem shares upon request or meet diversification requirements and may not be subject to specific tax restrictions and investment limitations imposed on a fund by the 1940 Act or Subchapter M of the Code. The information set forth below has been provided by the Subadvisers and is believed to be reliable; however, none of the information has been independently verified by the Funds.

BRINSON PARTNERS. Brinson Partners is Subadviser to the Large Cap Value Fund. The following are average annual total return figures of the Brinson U.S. Equity Composite, which is a single portfolio composite based on the returns of a collective fund managed by Brinson Partners that has investment objectives, policies and strategies that are substantially similar but not necessarily identical to those of the Large Cap Value Fund. The total return figures include reinvestment of earnings and are shown net of investment advisory fees but before the deduction of custody fees. Brinson Partners' standard fee schedule is 0.75% of the first $10 million of assets. These fees are lower than the expected total operating expenses of each class of shares of the Large Cap Value Fund.

Brinson Partners prepared this performance information in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR"), which are different from the performance methodology for registered investment companies. However, AIMR was not involved with the preparation or review of this information.

                           AVERAGE ANNUAL TOTAL RETURN
                          BRINSON U.S. EQUITY COMPOSITE


      One Year Ended              Three Years Ended             Five Years Ended              Ten Years Ended
          9/30/98                      9/30/98                      9/30/98                       9/30/98
      --------------              -----------------             -----------------             ---------------
          -.051%                       19.94%                        18.39%                        17.93%

The composite performance information presented above is derived from the performance of all substantially similar managed portfolios with a U.S. equity investment mandate. The performance of any such account that is not a registered investment company might have been less favorable had the account been subject to regulation under federal law as an investment company.

GSAM. GSAM is Subadviser to the Large Cap Growth Fund. The tables below set forth the performance data relating to the historical performance of the Goldman Sachs CORE Large Cap

Growth Composite ("Goldman Sachs Composite"). Each account represented in the Goldman Sachs Composite is managed by Goldman Sachs and has substantially similar investment objectives, policies, and strategies to those of the Large Cap Growth Fund. The Goldman Sachs Composite currently consists of eight accounts, including six advisory accounts and two mutual funds. In prior years, the Goldman Sachs Composite consisted of fewer advisory accounts and no mutual funds. The performance information for the Goldman Sachs Composite reflects the average fees and expenses charged to the accounts in the Goldman Sachs Composite. The expenses shown for the Goldman Sachs Composite include the impact and deduction of all applicable fees charged by the composite (including custodial fees for any mutual funds included in the composite), which may or may not be similar to the expenses the Large Cap Growth Fund bears. To the extent the composite fees are lower than the expenses for the Large Cap Growth Fund, the performance for the Goldman Sachs Composite may be higher than for the Large Cap Growth Fund. The average fees for the Goldman Sachs Composite from January 1995 through December 1997 are estimated. The Goldman Sachs Composite performance figures also reflect the inclusion of any dividends and interest income received, the deduction of any brokerage commission, and other related portfolio transaction expenses which are generally reflected as part of the cost of a security.

The Goldman Sachs Composite data were calculated using the methodology recommended by AIMR, retroactively applied to all time periods. Accounts under Goldman Sachs' management are included in the Goldman Sachs Composite the month after operations commence. To determine Goldman Sachs Composite values, the beginning market value of each comparable account is divided by the sum of the market values of all comparable accounts, which results in percentage number. The percentage number is multiplied by each comparable account's rate of return. The sum of all accounts for the comparable accounts results in a dollar-weighted composite return. The Goldman Sachs Composite results are unaudited. The AIMR methodology is different from the performance methodology for registered investment companies. The performance of any accounts in the Goldman Sachs Composite that is not a registered investment company might have been less favorable had the account been subject to regulation under federal law as an investment company.

                              COMPOSITE PERFORMANCE
                              CORE LARGE CAP GROWTH


       One Year Ended          Three Years Ended      Five Years Ended        Period of 12/1/91(1)
          9/30/98                      9/30/98             9/30/98                  to 9/30/98
          -------                      -------             -------                  ----------

           1.52%                        20.53%              22.08%                    19.06%

(1)  Composite inception date.

J.P. MORGAN. J. P. Morgan is Subadviser to the Balanced Fund. The following are total return figures of the J.P. Morgan Balanced Commingled Account Composite, a composite of accounts managed by J.P. Morgan that have investment objectives, policies and strategies that are substantially similar but not necessarily identical to those of the Balanced Fund. The total return figures are shown before the deduction of custody fees and include reinvestment of earnings. The total return figures are shown net of a 0.60% advisory fee, which is the maximum fee charged by J.P. Morgan for the accounts included in the composite, but before the deduction of custody fees; the advisory fee for the composite is lower than the expected total operating expenses of the Balanced Fund. J.P. Morgan prepared this performance information in compliance with the Performance Presentation Standards of AIMR which are different from the performance methodology for registered investment companies; however, AIMR was not involved with the preparation or review of this information.

                              COMPOSITE PERFORMANCE
                J.P. MORGAN BALANCED COMMINGLED ACCOUNT COMPOSITE

       One Year Ended              Three Years Ended             Five Years Ended              Ten Years Ended
          9/30/98                       9/30/98                       9/30/98                    to 9/30/98
          -------                       -------                       -------                    ----------

           9.57%                         16.21%                       14.45%                       13.78%

The composite performance information presented above is derived from the performance of all substantially similarly managed institutional discretionary separate accounts. The performance of any such account that is not a registered investment company might have been less favorable had the account been subject to regulation under federal law as an investment company.

INVESCO. INVESCO is the Subadviser for the Small Cap Fund responsible for portfolio management. The following are annualized total return figures of the INVESCO Structured Small Cap Equity Composite ("INVESCO Composite"). Each account represented in the INVESCO Composite is managed by INVESCO and has substantially similar investment objectives, policies and strategies to those of the Small Cap Fund. The INVESCO Composite currently is made up of 20 portfolios, which consist of small cap equity accounts over $1 million and the small cap portions of multiple asset class accounts. In prior years, the INVESCO Composite consisted of fewer advisory accounts. The total return figures include reinvestment of earnings and are shown net of investment advisory fees (assuming an investment advisory fee of 1% annually), but before the deduction of custody fees. Results are time weighted total returns (reflecting commissions, certain fees, income, accrued interest, realized and unrealized capital gains and losses and giving an approximate average effect to net capital contributions and withdrawals). INVESCO's standard fee schedule is 1.00% on the first $10 million, 0.75% on the next $15 million, 0.60% on the next $25 million and 0.40% thereafter. These fees are lower than the expected total operating expenses of each class of shares of the Small Cap Fund.

INVESCO prepared this performance information in compliance with the Performance Presentation Standards of AIMR, which are different from the performance methodology for registered investment companies; however, AIMR was not involved with the preparation or review of this information.

                              COMPOSITE PERFORMANCE
                  INVESCO STRUCTURED SMALL CAP EQUITY COMPOSITE


       One Year Ended              Three Years Ended             Five Years Ended           Period of 4/1/92 (1)
          9/30/98                       9/30/98                       9/30/98                    To 9/30/98
          -------                       -------                       -------                    ----------

          -19.76%*                       8.88%*                       9.93%*                       13.65%*

(1)   INVESCO Composite inception date.
* Assumes management fee of 1% annually.

The composite performance information presented above is derived from the performance of all substantially similarly managed accounts over $1 million. The performance of any such account that is not a registered investment company might have been less favorable had the account been subject to regulation under federal law as an investment company.

LAZARD. Lazard is Subadviser to the International Fund. The following are total return figures of the Lazard International Equity Composite, a composite of accounts managed by Lazard that have investment objectives, policies and strategies that are substantially similar but not necessarily identical to those of the International Fund. The total return figures include reinvestment of earnings and are shown net of investment advisory fees but before the deduction of custody fees. Lazard's standard fee schedule is 0.75% of the first $50 million of assets and 0.50% of the balance, unless the initial account size is $50 million or more, in which case the standard fee is 0.50% on all assets. These fees are lower than the expected total operating expenses of each class of shares of the International Fund. The total return figures are also shown net of foreign withholding taxes on dividends, interest, and capital gains. Lazard prepared this performance information in compliance with the Performance Presentation Standards of AIMR, which are different from the performance methodology for registered investment companies; however, AIMR was not involved with the preparation or review of this information.

                              COMPOSITE PERFORMANCE
                      LAZARD INTERNATIONAL EQUITY COMPOSITE


       One Year Ended              Three Years Ended             Five Years Ended            Ten Years Ended
          9/30/98                       9/30/98                       9/30/98                    9/30/98
          -------                       -------                       -------                    -------

           -7.36%                        8.61%                        10.23%                       11.56%

The composite performance information presented above is derived from the performance of all substantially similarly managed portfolios with an international equity investment mandate and a minimum of $5 million in assets under management for certain time periods. The performance of any such account that is not a registered investment company might have been less favorable had the account been subject to regulation under federal law as an investment company.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Trust presently offers fifteen series of shares of beneficial interest, without par value, five of which are the Funds. The shares of each of the Funds are offered in three separate classes: Class A, Class B and Class Y. Shareholders have an interest only in the assets of the shares of the Fund that they own. Shares of a particular class are equal in all respects to the other shares of that class. If a Fund is liquidated, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and, when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described above but will have no other preference, conversion, exchange or preemptive rights.

In addition to the Large Cap Value Fund, Large Cap Growth Fund, Balanced Fund, Small Cap Fund, and International Fund, the Nationwide Family of Funds also includes Nationwide Mid Cap Growth Fund, Nationwide Growth Fund, Nationwide Fund, Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Long-Term U.S. Government Bond Fund, Nationwide Intermediate U.S. Government Bond Fund, Nationwide Money Market Fund, Nationwide S&P 500 Index Fund, and the Morley Capital Accumulation Fund.

VOTING RIGHTS

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional shares held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, and fundamental investment objectives, policies, and restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof, and to act upon certain other business matters. In regard to termination, sale of assets, the change of fundamental investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of Class A shares or Class B shares of a Fund will vote as a class and not with holders of any other class of that Fund with respect to any action regarding the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

YEAR 2000

NAS has developed a plan to address issues related to Year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. NAS has been evaluating its exposure to the Year 2000 issue through a review of all its operating systems as well as dependencies on the systems of others since 1996. NAS expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999.

SHAREHOLDER INQUIRIES

Inquiries regarding the Funds should be directed by writing to Nationwide Advisory Services, Inc., Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492, or by calling 1-800-848-0920.

PRESTIGE ADVISOR SERIES
Prestige Large Cap Value Fund
Prestige Large Cap Growth Fund
Prestige Balanced Fund
Prestige Small Cap Fund
Prestige International Fund

UNDERWRITER AND
INVESTMENT ADVISER
Nationwide Advisory Services, Inc.
P.O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216-1492

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215-2537

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Nationwide Advisory Services, Inc.
(Through its wholly owned subsidiary,
Nationwide Investors Services, Inc.)
P.O. Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216-1492

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215-2220

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263-0001

PART B:

                             PRESTIGE ADVISOR SERIES

              STATEMENT OF ADDITIONAL INFORMATION NOVEMBER 2, 1998

Prestige Large Cap Value Fund
Prestige Large Cap Growth Fund
Prestige Balanced Fund
Prestige Small Cap Fund
Prestige International Fund

(collectively, the "Funds" and individually, a "Fund")

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus for the Funds and should be read in conjunction with the Prospectus dated November 2, 1998. The Prospectus may be obtained by writing Nationwide Advisory Services, Inc. ("NAS") at Three Nationwide Plaza, P.O. Box 1492, Columbus, Ohio 43216-1492 or by calling 1-800-848-0920.

Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.


                                TABLE OF CONTENTS


General Information and History                                           B-1
Additional Information on Portfolio Instruments and Investment Policies   B-1
Investment Restrictions                                                  B-24
Trustees and Officers of the Trust                                       B-25
Investment Advisory and Other Services                                   B-28
Brokerage Allocation                                                     B-34
Calculating Yield and Total Return                                       B-36
Nonstandard Returns                                                      B-36
Additional Information                                                   B-37
Additional General Tax Information                                       B-38
Major Shareholders                                                       B-41
Appendix                                                                  A-1

GENERAL INFORMATION AND HISTORY

Nationwide Investing Foundation III ("NIF III") is an open-end management investment company, created under the laws of Ohio by a Declaration of Trust dated as of October 30, 1997.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The following information supplements the discussion of the Funds' investment policies discussed in the Prospectus. The investment objectives of each Fund are fundamental and may not be changed without shareholder approval. The investment policies and types of permitted investments described here may be changed without approval by the shareholders unless otherwise noted. There is no guarantee that any of the Funds' investment objectives will be realized.

DEBT OBLIGATIONS. Each of the Funds may invest in debt obligations. Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

RATINGS AS INVESTMENT CRITERIA. High-grade, investment grade, and below investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market risk of the securities. These ratings are used by the Funds as initial criteria for the selection of portfolio securities. Among the factors that will be considered by the Subadvisers are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require the sale of such securities, but the Subadvisers will consider such events in determining whether the Fund they advise should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such NRSROs or their rating systems, or due to a corporate reorganization, the Funds will attempt to use comparable ratings as standards for its investments in accordance with their investment objective and policies.

MONEY MARKET OBLIGATIONS. Each of the Funds may invest in certain types of money market obligations, which may include the following types of instruments:

          -- obligations with remaining maturities of 13 months or less issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation; securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so, because it is not required to do so by law;

          -- short-term foreign government securities (with respect to the International Fund) representing securities issued or guaranteed by a foreign government or its agencies or instrumentalities;

          -- repurchase agreements;

          -- certificates of deposit, time deposits and bankers' acceptances and other short-term obligations issued by domestic banks (including their branches located outside the United States (Eurodollars) and subsidiaries located in Canada), domestic and foreign branches of foreign banks (Yankees dollars), savings and loan associations and similar institutions;

          -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. The commercial paper of U.S. issuers or foreign issuers acquired by the International Fund will consist only of direct obligations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, will have been issued and guaranteed as to payment of principal and interest by companies which at the date of investment have outstanding debt issue with a high quality rating or will have been determined by its Subadviser to be of comparable quality to those rated obligations that such Fund may purchase;

          -- adjustable and variable rate instruments;

          -- short-term (with remaining maturities of 397 days or less) corporate obligations rated within the top two categories by an NRSRO;

          -- bank loan participation agreements (except with respect to the International Fund) representing obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

STRIPPED TREASURY SECURITIES. The Balanced Fund may invest in U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Treasury Securities"). Stripped Treasury Securities will include coupons that have been stripped from U.S. Treasury bonds which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"). Stripped Treasury Securities are sold at a deep discount because the buyer receives only the right to receive a future fixed payment (representing principal or interest) on the securities and does not receive any rights to periodic interest payments on the security.

PARTICIPATION INTERESTS. The International Fund may invest in corporate obligations denominated in U.S. or foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The International Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the International Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." The International Fund may also purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Trust, on behalf of the International Fund, and the Borrower. In such cases, the International Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the International Fund's rights against the Borrower, but also for the receipt and processing of payments due to the International Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due, the International Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the International Fund were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the International Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the International Fund also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the International Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the International Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

MORTGAGE- AND ASSET-BACKED SECURITIES. The Balanced Fund and Small Cap Fund may each purchase mortgage-backed securities and asset-backed securities, including securities issued by private lenders. Private lenders or government-related entities may create mortgage loan pools offering mortgage-backed securities where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-backed securities are developed and offered to investors, a Fund, consistent with its investment objectives and policies, may consider making investments in such new types of securities. The market for privately issued mortgage and asset-backed securities is smaller and less liquid than the market for government sponsored mortgaged-backed securities.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

STRIPPED MORTGAGE-BACKED SECURITIES. The Balanced Fund and Small Cap Fund may each invest in stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile.

INTEREST ONLY AND PRINCIPAL ONLY SECURITIES -- Stripped mortgage-backed securities are securities representing interest in a pool of mortgages the cash flow from which has been separated into interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private lenders. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of POs, like other debt instruments, will tend to move in the opposite direction compared to interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The Balanced Fund may purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Balanced Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. No more than 10% of the Balanced Fund's total assets will be invested in IOs and in POs. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Balanced Fund may have difficulty in selling such securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with certain banks or non-bank dealers. In connection with the purchase of a repurchase agreement by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by a Fund. Repurchase agreements may be entered into with respect to securities of the type in which a Fund may invest or government securities regardless of their remaining maturities. A Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to the securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

The Balanced Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. A reverse repurchase agreement requires a Fund to sell portfolio securities to a financial institution, such as a bank or broker-dealer, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into a reverse repurchase agreement only to be able to meet redemptions without having to sell securities during unfavorable market conditions. When a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest). The Fund will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

MORTGAGE DOLLAR ROLL TRANSACTIONS. The Balanced Fund may enter into mortgage dollar roll transactions. Under a mortgage "dollar roll," the Balanced Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Balanced Fund forgoes principal and interest paid on the mortgage-backed securities. The Balanced Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Mortgage dollar rolls involve the risk that the market value of the securities the Balanced Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Balanced Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Balanced Fund's obligation to repurchase the mortgage dollar rolls.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each of the Funds may purchase securities on a "when-issued" or "delayed delivery" basis (i.e., payment or delivery occurs beyond the normal settlement date at a stated price and yield). A Fund will do so, however, only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for investment leverage. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate, if applicable, that will be received on when-issued securities are fixed at the time a Fund enters into the commitment to buy such securities. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on or prices of such securities may be higher or lower than the yields or prices available in the market on the dates when the investments are actually delivered to the buyers.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, the Fund's custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. If the custodian does so, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Fund's Subadviser to manage the Fund might be affected if the Fund's commitments to purchase "when-issued" securities ever exceeded 25% of the value of the Fund's total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets (this percentage limitation, however, does not apply to the International Fund; it may purchase "when-issued" or "delayed-delivery" securities without limit). When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may cause the Fund to incur a loss or miss an opportunity to obtain a price considered to be advantageous.

LENDING PORTFOLIO SECURITIES. Each of the Funds may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the Fund receives cash collateral with a value that is at all times equal to at least 100% of the current market value of the securities the Fund has loaned. The amount of securities lent by a Fund may not exceed 33 1/3% of the value of such Fund's total assets. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, a Fund will consider U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever a Fund lends its portfolio securities: (1) the Fund must receive cash collateral from the borrower with a value that is at least equal to 100% of the current market value of the securities lent by the Fund; (2) the borrower must provide the Fund with additional collateral whenever the market value of the securities loaned by the Fund becomes greater than the value of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and must receive the benefit of any increase in the market value of the securities it has loaned; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) although any voting rights on the loaned securities are permitted to pass to the borrower, the Trust's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the Fund's investment in the securities occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

FOREIGN SECURITIES. Each of the Funds may invest, directly or indirectly through the use of depository receipts, in foreign securities. However, the Large Cap Value Fund will invest in foreign securities only if the securities are traded in the U.S. and the issuers comply with U.S. accounting standards.

Investing in foreign securities involves certain special considerations which are not typically associated with investing in domestic securities. Because investments in foreign companies will frequently involve currencies of foreign countries, and because a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange. Securities of some foreign companies may also be less liquid and more volatile than securities of comparable domestic companies. Because non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices that are comparable to the standards that apply to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities may also be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Funds for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

DEPOSITORY RECEIPTS. Each of the Funds may invest in foreign securities indirectly by purchasing depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") (the Large Cap Growth Fund will not purchase EDRs but may purchase ADRs and GDRs) or securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depository Receipts ("CDRs") and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets or in other markets outside of the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts issued outside of the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, for example, an ADR, EDR or GDR that represents ownership of common stock will be treated as common stock.

A Fund may invest in depository receipts through "sponsored" or "unsponsored" facilities. While ADRs, EDRs and GDRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR, EDR and GDR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs, EDRs and GDRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR, EDR and GDR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts. Unsponsored ADRs, EDRs and GDRs tend to be less liquid than sponsored ADRs, EDRs and GDRs.

Sponsored ADR, EDR and GDR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR, EDR and GDR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR, EDR and GDR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

EURODOLLAR AND YANKEE OBLIGATIONS. The Large Cap Growth Fund, Small Cap Fund, Balanced Fund and International Fund may each invest in Eurodollar bank obligations, which are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which a Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

FOREIGN CURRENCY TRANSACTIONS. The Balanced Fund and the International Fund may engage in foreign currency transactions. Currency exchange rates may fluctuate significantly over short periods of time. These rates are generally determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Such a Fund may enter into a foreign currency transaction for a variety of purposes, including the following: to fix in U.S. Dollars, between trade and settlement date, the value of a security that the Balanced Fund or the International Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities that the Balanced Fund or the International Fund already owns, particularly if they expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Balanced Fund's or International Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Balanced Fund's or the International Fund's agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Balanced Fund or International Fund contracted to receive in the exchange. The Balanced Fund's and the International Fund's success in these transactions will depend principally on its Subadviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities to the extent described in the Prospectus. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

WARRANTS. Each of the Funds may acquire warrants. Warrants are securities that give the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities.

Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. Each of the Funds may invest up to 15% of its net assets in illiquid securities. However, the Large Cap Value Fund does not currently intend to invest in illiquid securities. Such securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A under the Securities Act which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. It is anticipated that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's Subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund's level of illiquidity may increase.

The Balanced Fund may buy or sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Balanced Fund. The Small Cap Fund may buy OTC options but will not write OTC options. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Subadvisers will monitor the liquidity of restricted securities in the Fund they advise. In reaching liquidity decisions, the Subadvisers may consider the following factors: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

BORROWING. Each of the Funds may borrow money, subject to the Funds' fundamental investment restriction described below. Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian that allows them to borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS. Each of the Funds may invest in a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for risk management (the Funds may invest in futures contracts and options on futures contracts for hedging purposes without limit). Derivative instruments are financial instruments whose value and performance are based on the value and performance of another security, financial instrument or index. The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

           (1) Successful use of most of these instruments depends upon a Subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

           (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

           (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

           (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Fund.

For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information".

OPTIONS. The Balanced Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The Small Cap Fund may purchase such options and enter into closing transactions but otherwise will not write such options. The Large Cap Growth Fund may purchase and write call options and enter into closing transactions only with respect to future contracts. The International Fund may purchase call and put option contracts and may write (i.e., sell) covered call and put option contracts.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option. The initial purchase or sale of an option contract is an "opening transaction". In order to close out an option position, a Fund may enter into a "closing transaction", the sale or purchase, as the case may be, of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Only exchange-traded options for which there appears to be a liquid secondary market will be purchased or written. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although OTC options will be entered into only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

Transactions using OTC options expose a Fund to certain risks. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Price movements in securities in which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund will be required to segregate assets and/or provide an initial margin to cover index options that would require it to pay cash upon exercise.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

FUTURES CONTRACTS. Each of the Funds may enter into the following types of futures contracts and may purchase and write (sell) related options: the Large Cap Growth Fund and Large Cap Value Fund may enter into futures contracts on indices; the Small Cap Fund may enter into futures contracts on options and indices; the Balanced Fund and the International Fund are not limited with respect to the futures contracts that they may enter into and may, for example, enter into interest rate, index, and currency futures. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when its Subadviser believes it is more advantageous to the Fund than purchasing a futures contract.

To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return, managing duration, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of a Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to markets and currencies or to manage duration, such Fund may be able to manage or increase its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian or a Futures Commissions Merchant, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FORWARD CURRENCY CONTRACTS. Each of the Funds may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

SHORT SALES. Each of the Funds may engage in short sales of securities. In a short sale, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

SECURITIES OF OTHER NON-AFFILIATED INVESTMENT COMPANIES. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Each of the Funds may also invest in shares of other non-affiliated investment companies registered under the 1940 Act. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

BANK OBLIGATIONS. As stated in the Prospectus, each of the Funds may purchase bank obligations, including certificates of deposit, banker's acceptances and fixed time deposits. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

FLOATING AND VARIABLE RATE INSTRUMENTS. The Balanced Fund, Small Cap Fund, and International Fund may invest in floating and variable rate instruments. The Large Cap Growth Fund may also invest in such securities but will not invest in inverse floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Because of the interest rate reset feature, floaters provide investors with a certain degree of protection against rises in interest rates, although an investor will participate in any declines in interest rates as well. Certain of the floating or variable rate obligations may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

The Balanced Fund may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES - Each of the Funds except the Large Cap Value Fund and the International Fund may invest in zero coupon securities. The Balanced Fund may also invest in payment-in-kind ("PIK") bonds and deferred payment securities. Zero coupon securities are debt securities that pay zero cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

ADDITIONAL INFORMATION CONCERNING THE DURATION OF THE BOND PORTION OF THE BALANCED FUND'S PORTFOLIO. The bond portion of the Balanced Fund's portfolio will maintain a duration which, on a weighted average basis and under normal market conditions, will generally be within one year of the average for the U.S. investment-grade bond universe (currently about five years). There is no limit, however, as to the maturity of any one security that the Balanced Fund may purchase.

Duration is a measure of the average life of a fixed-income security. Incorporating a security's yield, coupon interest payments, final maturity and call features into one measure, duration was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates.

Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Under some circumstances, the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, J.P. Morgan will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the bond portion of the Balanced Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

PORTFOLIO TURNOVER. Each of the Funds will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever NAS or the Subadviser to such Fund believes it to be in the best interests of the Fund. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objective and policies.

The annual portfolio turnover rate for each of the Funds (including both the equity and debt portions of the Balanced Fund's portfolio) is not expected to exceed 100% of such Fund's portfolio. Higher turnover rates (i.e. 100% or more) will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates of each Fund may vary greatly from year to year and within a particular year.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed.

Each of the Funds:

         May not (except for the International Fund) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and mortgage dollar roll transactions and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

         May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

         May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

         May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

         May not lend any security or make any other loan except that each Fund may, in accordance with its investment objectives and policies, (i) lend portfolio securities, (ii) purchase debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions.

         May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

The following are the non-fundamental operating policies of the Funds, which may be changed by the Board of Trustees of the Trust without shareholder approval:

Each of the Funds may not:

         Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

         Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

         Purchase or otherwise acquire any securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

         Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.


TRUSTEES AND OFFICERS OF THE TRUST

The principal occupation of the Trustees and Officers during the last five years, their ages and their affiliations are:

JOHN C. BRYANT, Trustee*, Age - 62, 11 Oak St., Suite 306, Cincinnati, Ohio 45219 Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age -- 58, Otterbein College, North Walnut and West College Avenue, Westerville, Ohio 43081. Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age -- 64, 169 East Beck Street, Columbus, Ohio 43026. Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age -- 71, 1397 Haddon Road, Columbus, Ohio 43209. Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University

CHARLES L. FUELLGRAF, JR., Trustee*+, Age -- 67, 600 South Washington Street, Butler, Pennsylvania 16001. Mr. Fuellgraf is Chief Executive Officer of Fuellgraf Electric Company, an electrical construction and engineering company. He is a Director of the Nationwide Insurance Companies and associated companies.

THOMAS J. KERR, IV, Trustee*, Age -- 65, 4890 Smoketalk Lane, Westerville, Ohio 43081. Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age -- 43, 55 E. State Street, Columbus, Ohio 43212. Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age -- 61, One Nationwide Plaza, Columbus, Ohio 43215. Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+, Age -- 64, 10835 Georgetown Road, NE, Louisville, Ohio 44641. Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

HAROLD W. WEIHL, Trustee+, Age -- 66, 14282 King Road, Bowling Green, Ohio 43402. Mr. Weihl is a owner and operator of Weihl Farms. He is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age -- 50, 11495 Sunset Hills Rd - Suite #210, Reston, Virginia 20190. Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer, Three Nationwide Plaza, Columbus, Ohio 43215. Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

CHRISTOPHER A. CRAY, Assistant Treasurer, Three Nationwide Plaza, Columbus, Ohio 43215. Mr. Cray is Treasurer of Nationwide Advisory Services, Inc., the Distributor and Investment Manager. Prior to that he was Director - Corporate Accounting of Nationwide Insurance Enterprise.

ELIZABETH A. DAVIN, Secretary, Three Nationwide Plaza, Columbus, Ohio 43215. Ms. Davin is Counsel of Druen, Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. Mr. Fuellgraf is the Alternate Member. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. NAS reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal period ended October 31, 1998. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex, included the predecessor investment companies to the Trust, for the fiscal year ended October 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.

                               COMPENSATION TABLE

                                                           PENSION
                                                          RETIREMENT                                    TOTAL
                                    AGGREGATE              BENEFITS                                  COMPENSATION
                                   COMPENSATION        ACCRUED AS PART          ANNUAL                 FROM THE
   NAME OF PERSON,                   FROM THE             OF FUND            BENEFITS UPON              FUND
  POSITION COMPLEX**                  TRUST               EXPENSES            RETIREMENT               COMPLEX
John C. Bryant, Trustee              $10,000                --0--                 --0--                $21,000
C. Brent DeVore, Trustee             $10,000                --0--                 --0--                $12,250
Sue A. Doody, Trustee                $10,000                --0--                 --0--                $21,000
Robert M. Duncan, Trustee            $10,000                --0--                 --0--                $21,000
Charles L. Fuellgraf, Jr., Trustee   $10,000                --0--                 --0--                $10,000
Thomas J. Kerr, IV, Trustee          $10,000                --0--                 --0--                $21,000
Douglas F. Kridler, Trustee          $10,000                --0--                 --0--                $21,000
Dimon R. McFerson, Trustee            --0--                 --0--                 --0--                 --0--

                                                           PENSION
                                                          RETIREMENT                                    TOTAL
                                    AGGREGATE              BENEFITS                                  COMPENSATION
                                   COMPENSATION        ACCRUED AS PART          ANNUAL                 FROM THE
   NAME OF PERSON,                   FROM THE             OF FUND            BENEFITS UPON              FUND
  POSITION COMPLEX**                  TRUST               EXPENSES            RETIREMENT               COMPLEX
Nancy C. Thomas, Trustee             $10,000                --0--                 --0--                $10,000
Harold W. Weihl, Trustee             $10,000                --0--                 --0--                $10,000
David C. Wetmore, Trustee            $10,000                --0--                 --0--                $12,250

**The Fund Complex includes Trusts comprised of thirty-five investment company portfolios.

INVESTMENT ADVISORY AND OTHER SERVICES

Under the terms of the Investment Advisory Agreement dated May 9, 1998, as amended as of November 2, 1998, Nationwide Advisory Services, Inc. ("NAS"), in accordance with the policies and procedures established by the Trustees, manages the day-to-day investment of the assets of each of the funds in the Nationwide Family of Funds except the Funds and the Morley Capital Accumulation Fund. With respect to the Funds, NAS provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the Subadvisers, who each manage the investment portfolio of a particular Fund.

The Adviser pays the compensation of the Trustees and officers affiliated with the Adviser. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

The Investment Advisory Agreement also specifically provides that the Adviser, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that the Adviser may render similar services to others.

The Trust pays the compensation of the Trustees who are not affiliated with the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

NAS, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation to control NFS. Nationwide Corporation, is also a holding company in the Nationwide Insurance Enterprise.

For services provided under the Investment Management Agreement, NAS receives an annual fee paid monthly based on average daily net assets of each fund in the Nationwide Family of Funds according to the following schedule:

                 FUND                                  ASSETS                                   FEE
Nationwide Mid Cap Growth Fund,           $0 up to $250 million                                0.60%
Nationwide Growth Fund, and               $250 million up to $1 billion                        0.575%
Nationwide Fund                           $1 billion up to $2 billion                          0.55%
                                          $2 billion up to $5 billion                          0.525%
                                          $5 Billion and more                                  0.50%

Nationwide Bond Fund,                     $0 up to $250 million                                0.50%
Nationwide Tax-Free Income                $250 million up to $1 billion                        0.475%
Fund, Nationwide Long-Term                $1 billion up to $2 billion                          0.45%
U.S. Government Bond Fund,                $2 billion up to $5 billion                          0.425%
and Nationwide Intermediate               $5 Billion and more                                  0.40%
U.S. Government Bond Fund


Nationwide Money Market Fund              $0 up to $1 billion                                  0.40%
                                          $1 billion up to $2 billion                          0.38%
                                          $2 billion up to $5 billion                          0.36%
                                          $5 billion and more                                  0.34%

Nationwide S&P 500 Index Fund             all assets                                           0.13%

Large Cap Value                           up to $100 million                                   0.75%
                                          $100 million or more                                 0.70%

Large Cap Growth                          up to $150 million                                   0.80%
                                          $150 million or more                                 0.70%

Balanced                                  up to $100 million                                   0.75%

                 FUND                                  ASSETS                                   FEE
                                          $100 million or more                                 0.70%

Small Cap                                 up to $100 million                                   0.95%
                                          $100 million or more                                 0.80%

International                             up to $200 million                                   0.85%
                                          $200 million or more                                 0.80%

During the fiscal years ended October 31, 1998, 1997 and 1996, NAS received the following fees for investment advisory services*:


                         FISCAL YEARS ENDED OCTOBER 31,

      NATIONWIDE FUND
                                          1998                         1997                         1996
Mid Cap Growth                           $61,706                      $63,883                       $54,053
Growth                                 4,894,110                    3,750,599                     3,212,196
Nationwide Fund                        9,977,231                    5,938,011                     4,425,921
Bond                                     647,809                      629,068                       663,545
Tax-Free                               1,505,626                    1,810,070                     1,855,962
Long-Term U.S. Government                254,928                      343,259                       414,415
Intermediate U.S. Government             266,473                      256,016                       255,149
Money Market**                         3,857,898                    3,519,727                     2,969,392

* The fees paid to NAS during the fiscal years ended October 31, 1998, 1997, and 1996 were paid by funds that were acquired by NIF III in a reorganization that occurred on May 9, 1998. As part of the reorganization, NIF III acquired all of the assets and assumed all of the liabilities of each of the funds in Nationwide Investing Foundation, Nationwide Investing Foundation II, and Financial Horizons Investment Trust.

** Net of waivers of $221,174, $389,150 and $328,076 for 1998, 1997 and 1996,
respectively.

The Subadvisers for the Funds are as follows:

                FUND                                       SUBADVISER
         Large Cap Value              Brinson Partners, Inc. ("Brinson Partners")

         Large Cap Growth             Goldman Sachs Asset Management ("GSAM")

         Balanced                     J.P. Morgan Investment Management, Inc. (J.P. Morgan")

         Small Cap                    Institutional Trust Company ("Institutional Trust") and
                                      INVESCO Management & Research, Inc. ("IMR")

         International                Lazard Asset Management ("Lazard")

Brinson Partners, a Delaware corporation and an investment management firm, is an indirect wholly-owned subsidiary of UBS AG, an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many aspects of the financial services industry. GSAM is a separate operating division of Goldman Sachs & Co., an investment banking firm whose headquarters are in New York, New York. J.P. Morgan is a directly wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range investment management services and acts as investment adviser to corporate and institutional clients. Institutional Trust and IMR are part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. As a result of internal changes at INVESCO and Institutional Trust Company, NAS is proposing to enter into a new Subadvisory Agreement with INVESCO (and the Trust) whereby INVESCO will provide all subadvisory services for the Small Cap Fund. This change is contingent on approval by the Trust's Board of Trustees at a meeting on November 6, 1998. If the Board of Trustees approves such change, the new Subadvisory Agreement with substantially similar provisions to the initial agreement with INVESCO and Institutional Trust Company (and the Trust) will be entered into as of November 9, 1998. Lazard is a New York-based division of Lazard Freres & Co. LLC, a limited liability company registered as an investment adviser and providing investment management services to client discretionary accounts.

Subject to the supervision of the NAS and the Trustees, each of the Subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from NAS, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:


              FUND                                  ASSETS                       FEE
       Large Cap Value Fund                  up to $100 million                  0.35%
                                             $100 million or more                0.30%


       Large Cap Growth Fund                 up to $150 million                  0.40%
                                             $150 million or more                0.30%

       Balanced Fund                         up to $100 million                  0.35%
                                             $100 million or more                0.30%

       Small Cap Fund                        up to $100 million                  0.55%
                                             $100 million or more                0.40%

       International Fund                    up to $200 million                  0.45%
                                             $200 million or more                0.40%

DISTRIBUTOR

NAS serves as agent for each of the Funds in the distribution of its Shares pursuant to a Underwriting Agreement dated as of May 9, 1998, as amended as of November 2, 1998, (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NAS, as the Funds' Distributor, for expenses associated with the distribution of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds shall pay NAS an annual fee in an amount that will not exceed 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B shares. Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of a Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was approved by the Board of Trustees with respect to the Funds on September 1, 1998. The Plan may be terminated as to the Funds by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to the Funds requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Funds. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

OTHER SERVICES FOR ALL THE FUNDS

Under the terms of a Fund Administration Agreement, NAS also provides various administrative and accounting services, including daily valuation of the Funds' shares and preparation of financial statements, tax returns, and regulatory reports. For these services, each Fund pays NAS an annual fee based on each Fund's average daily net assets in the amount of 0.10% up to $250 million in assets, 0.06% on the next $750 million of assets and 0.04% on assets of $1 billion and more, subject to a minimum of $75,000 per Fund per year.

Under the terms of an Administrative Services Plan, NAS has agreed to provide certain administrative support services in connection with the Class Y shares of the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

NAS, through its wholly-owned subsidiary, Nationwide Investors Services, Inc. ("NISI"), serves as transfer agent and dividend disbursing agent for the Trust. For these services, NAS receives an annual fee from each of the Funds at the following rate: $18 per Fund account for Class A and B shares, and 0.01% of each Fund's average daily net assets for Class Y shares.

The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy-making functions for the Funds.

KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

NAS (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

The primary consideration in portfolio security transactions is "best price - best execution," i.e., execution at the most favorable prices and in the most effective manner possible. NAS or a Subadviser always attempts to achieve best price - best execution, and both NAS and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research, and other information or services to NAS or a Subadviser. In placing orders with such broker-dealers, NAS or a Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NAS or a Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NAS' or a Subadviser's normal research activities or expenses.

Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of NAS or a Subadviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NAS or a Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

The Trustees periodically review NAS' and each Subadviser's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

In purchasing and selling investments for the Funds, it is the policy of each of the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, each Subadviser will consider various relevant factors, including but not limited to the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services (rendered on a continuing basis), and the reasonableness of any commissions.

Each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to a Subadviser is considered to be in addition to and not in lieu of services required to be performed by the Subadviser under its subadvisory agreement with NAS. The fees paid to each of the Subadvisers pursuant to its subadvisory agreement with NAS are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to a Subadviser in serving its other clients or clients of the Subadviser's affiliates. Subject to the policy of the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, a Subadviser also may consider the broker-dealer's sale of shares of any fund for which the Subadviser serves as investment adviser, subadviser or administrator.

Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NAS or the appropriate Subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers, except for accounts for which the affiliated broker or dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker or dealer that, in the opinion of a majority of the independent trustees, are not comparable to the Fund. The Funds do not deem it practicable or in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

CALCULATING YIELD AND TOTAL RETURN

The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

Standardized yield and total return quotations will be compared separately for Class A, B and Y shares. Because of differences in the fees and/or expenses borne by Class A, B and Y shares of the Funds, the net yields and total returns on Class A, B and Y shares can be expected, at any given time, to differ from class to class for the same period.

NONSTANDARD RETURNS

The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

The Balanced Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES. The Trust presently offers fifteen series of shares of beneficial interest, without par value. Five of these series are the Funds. The shares of each of the funds in the Nationwide Family of Funds except the Nationwide Money Market Fund are offered in three separate classes. A shareholder has an interest only in the assets of the shares of the Fund that he or she own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of the liquidation of a fund in the Nationwide Family of Funds, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. The Nationwide Money Market Fund offers shares without class designation; its shareholders have an equal proportionate interest in the shares of that Fund. All shares are without par value and, when issued and paid for, are fully paid and nonassessable by the Trust. Shares of the Funds may be exchanged or converted as described above but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS. Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of Class A shares or Class B shares will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION

Each of the Funds is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of that Fund and not in cash.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain, respectively, in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction.

Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known.

 If less than 50% in value of any Fund's total assets at the end of its fiscal year are invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund. Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required (i) to include in gross income, even though not actually received, their respective pro rata share of the foreign taxes paid by the Fund, (ii) to treat their income from the Fund as being from foreign sources to the extent that the Fund's income is from foreign sources, and (iii) to either deduct their pro rata share of foreign taxes in computing their taxable income or use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

It is anticipated that the International Fund will be operated so as to meet the requirements of the Code to "pass through" to its shareholders credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of the International Fund's taxable year whether the foreign taxes paid by the International Fund will "pass through" for that year and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and (ii) the International Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale, other disposition, or marking-to-market of PFIC securities may be treated as ordinary income under Section 1291 or Section 1296 of the Code.

Offsetting positions held by a Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

If a Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by a Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

Investment by a Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

MAJOR SHAREHOLDERS

As of October 31, 1998, there were no outstanding shares of the Funds. Immediately prior to the public offering of shares of the Funds, NAS owned all of the issued and outstanding shares of each Fund. It is anticipated that upon the public offering of shares of the Funds, NAS' holdings will be reduced below 5% of the outstanding shares of each Fund.

As of October 31, 1998, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

                                   APPENDIX A

BOND RATINGS

STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

           1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

           2. Nature of and provisions of the obligation.

           3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3--Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

A          Bonds considered to be investment grade and of high credit quality.
           The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

           Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C          Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative,

DD and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of &D the obligor. `DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

DUFF & PHELPS, INC.  LONG-TERM DEBT RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE                    DEFINITION
------------                    -----------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+                             High credit quality. Protection factors are
AA                              strong. Risk is modest, but may vary slightly

AA-                     from time to time because of economic
                        conditions.

A+                      Protection factors are average but adequate.
A                       However, risk factors are more variable and
A-                      greater in periods of economic stress.

BBB+                    Below average protection factors but still
BBB                     considered sufficient for prudent
BBB-                    investment. Considerable variability in
                        risk during  economic cycles.

BB+                     Below investment grade but deemed likely to
BB                      meet obligations when due. Present or
BB-                     prospective financial protection factors
                        fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+                      Below investment grade and possessing risk that
B                       obligations will not be met when due. Financial
B-                      protection factors will fluctuate widely according to
                        economic cycles, industry conditions and/or company fortunes. Potential exists for frequent Changes in the rating within this category or into a higher or lower rating grade.

CCC                     Well below investment grade securities.
                        Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                      Preferred stock with dividend arrearages.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

          The following criteria will be used in making the assessment:

          1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

          2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

          Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'f-1+'.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating are in actual or imminent payment default.

         LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets.

An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

RATING SCALE DEFINITION
-----------------------
                                   HIGH GRADE
                                   -----------

          D-1+ Highest certainty of timely payment. short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors.
                   Risk factors are minor.

          D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                        GOOD GRADE
                        ----------
          D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                        SATISFACTORY GRADE
                        ------------------
          D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                        NON-INVESTMENT GRADE
                        --------------------

          D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                        DEFAULT
                        -------
          D-5 Issuer failed to meet scheduled principal and/or interest payments.

THOMSON'S SHORT-TERM RATINGS

The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

IBCA SHORT-TERM RATINGS

IBCA short-term ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The short-term ratings relate to debt which has a maturity of less than one year.

IBCA issues ratings and reports on the largest U.S. and international bank holding companies, as well as major investment banks. IBCA's short-term rating system utilizes a dual system--Individual Ratings and Legal Ratings. The Individual Rating addresses 1) the current strength of consolidated banking companies and their principal bank subsidiaries. A consolidated bank holding company/bank with an "A" rating has a strong balance sheet, and a favorable credit profile without significant problems. A "B" rating indicates sound credit profile without significant problems. Performance is generally in line with or better than that of its peers. The legal rating addresses the question of whether an institution would receive support if it ran into difficulties. Issues rated "A-1" are obligations supported by a very strong capacity for timely repayment. Issues rated "A-2" have a very strong capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                     A1+ Obligations supported by the highest capacity for
                      timely repayment and possess a particularly strong credit feature.

                    A1 Obligations supported by the highest capacity for
                     timely repayment.

                    A2 Obligations supported by a good capacity for timely
                     repayment.

                    A3 Obligations supported by a satisfactory capacity
                     for timely repayment.

                    B. Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

                    C Obligations for which there is a high risk of default or which are currently in default.

                    D  Obligations which are currently in default.

BOND RATINGS

Bonds rated AA or AAA by D&P are deemed to be high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds rated AA or AAA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

Moody's three highest bond ratings are: Aaa - judged to be the best quality - carry the smallest degree of investment risk; Aa - judged to be high quality by all standards; A possess favorable attributes and are considered "upper medium" grade obligations.

S&P's three highest bond ratings are: AAA - highest grade obligations - possess the ultimate degree of protection and indicates an extremely strong capacity to pay principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differ only in small degrees from issues rated AAA; A
- strong ability to pay interest and repay principal although more susceptible to change in circumstances.

Bonds rated AA or AAA by IBCA indicates a very strong capacity for timely repayment of debt. Margins of protection may not be as large as for AAA issues.

Bonds rated AA or AAA by Thomson indicates ability to repay principal and interest on a timely basis. Bonds rated AA may have limited incremental risk versus AAA issues.

Bonds BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal for debt in this category than in higher rated categories.

PROSPECTUS

NOVEMBER 2, 1998

                                 CLASS R SHARES
                          NATIONWIDE S&P 500 INDEX FUND
                         FOR INFORMATION AND ASSISTANCE
                         CALL TOLL FREE 1 (800) 848-0920

Nationwide S&P 500 Index Fund (the "Fund") is a non-diversified portfolio of Nationwide Investing Foundation III (the "Trust"). The Trust is an open-end management investment company organized as a business trust under the laws of the State of Ohio, by a Declaration of Trust dated October 30, 1997. The Trust currently offers shares in fifteen separate portfolios or series, including the Fund, each with its own investment objective. The Fund offers three classes of shares: Class R, Class Y and Local Fund Shares. This Prospectus relates only to the Class R shares of the Fund. Class R shares are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts issued to employee benefit plans qualified under Section 401(a) of the Internal Revenue Code ("qualified plans") and to programs offered to qualified plans, as well as to accounts held by the Nationwide Trust Company for qualified plans. The Fund may from time to time use one or more subadvisers to manage the Fund's portfolios as a part of a multi-manager structure (see "Investment Management of the Fund").

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the Index"). The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures.

This Prospectus provides you with the basic information you should know before investing in Class R shares of the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated November 2, 1998 has been filed with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information or prospectuses for one or more other classes of the Fund without charge by calling (800) 848-0920, or writing Nationwide Advisory Services, Three Nationwide Plaza, Columbus, Ohio 43215.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE TRUST DATED NOVEMBER 2, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Class R shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable annuity contracts ("Contracts") issued to employee benefit plans qualified under Section 401(a) of the Internal Revenue Code (the "Code") and to programs offered to qualified plans, as well as to accounts held by the Nationwide Trust Company for qualified plans. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from the owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Account, as a shareholder, has an ownership interest in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Accounts at any time at net asset value.

SUMMARY OF EXPENSES

Shareholder Transaction Expenses                                                None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after waiver)(2)                                               .02%
12b-1 Fees                                                                      .15%
Other Expenses (after waiver)(1)                                                .46%
                                                                                ----

Total Operating Expenses (after waiver)(2)                                      .63%
                                                                                ====

This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.

Example:

                                                                                  1 year               3 years
                                                                                  ------               -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each
time period.                                                                        $ 6                 $ 20

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

For more information on Class expenses, see "MANAGEMENT OF THE TRUST" below.

--------
         1 "Other Expenses" are based upon estimates for the fiscal year ending October 31, 1999.

         2 Until further written notice to Shareholders, the Adviser has agreed with the Trust to waive management fees and, if necessary, reimburse expenses incurred by the Class to the extent necessary to limit the total expense ratio of the Class R shares to a maximum of .63% of the average net assets of the Class. Without fee waivers or expense reimbursements, it is estimated that "Management Fees" and Total Operating Expenses would be .13% and .74%, respectively.

FINANCIAL HIGHLIGHTS

Financial highlights are not available for the Class R shares, because the initial class of Fund shares commenced operations in July 1998.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index.***

The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's ("S&P") chooses the stocks to be included in the Index based on a number of criteria including industry group representations, market value, economic sector and operating/financial condition. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below, and in any event, at least 80% of the Fund's net assets will be invested in stocks comprising the Index. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in stocks, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of July 14, 1998, approximately 56% of the Index was composed of the 50 largest companies. The Fund's subadviser generally select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

No attempt is made to manage the Fund in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.

The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however may be affected by, among other things, changes in


-------------
***"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information.

securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Trust's Board of Trustees may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.

From time to time to increase its income, the Fund may lend securities from its portfolio. When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. government securities (including securities of the U.S. Government, and its agencies and instrumentalities), time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Fund's subadviser, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell (write) stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. See also "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

There can be no guarantee that the Fund's objective will be achieved. The investment objective of the Fund is fundamental and shareholder approval is required to change the Funds investment objective.

MANAGEMENT OF THE FUND

Nationwide Advisory Services, Inc. (the "Adviser") provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage the Fund's portfolio. The Adviser has selected The Dreyfus Corporation to be the subadviser (the "Subadviser") of the Fund. See "MANAGEMENT OF THE TRUST - INVESTMENT MANAGEMENT OF THE FUND-THE SUBADVISER" below for further information.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

GENERAL - The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

EQUITY SECURITIES - Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

FOREIGN SECURITIES - Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

USE OF DERIVATIVES - The Fund may invest, to a limited extent, in derivatives ("Derivatives"). Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions although the Fund will primarily purchase stock index futures. In addition, the Fund will sell (write) stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. Derivatives generally have investment characteristics that are based on either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in the value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. While derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio.

Although the Fund will not be a commodity pool, derivatives subject the Fund to the rules of the Commodity Futures Trading Commission, which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts and related options for hedging purposes without limit, but it is anticipated that the Fund's investments in stock index futures and related options and other derivatives will not exceed 20% of the Fund's total assets. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.

Derivative instruments may be exchange-traded or traded in over the counter ("OTC") transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times, since it may not be possible to liquidate a derivative position.

The successful use of a derivative transactions by the Fund is dependent upon the Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transaction and the instrument being hedged.

BORROWING MONEY- The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

LENDING PORTFOLIO SECURITIES - the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loaned and income on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

NON-DIVERSIFIED STATUS - The classification of the Fund as a "non-diversified" portfolio means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 Act, as amended (the "1940 Act"). A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. The Fund is not so limited. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or sector. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government Securities.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees.

The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time, all of the Trustees may not have been elected by the Shareholders of the Trust. The Trust will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Trust to supervise its day-to-day operations.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, the Adviser, which is located at Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund, however the Adviser does not intend to do so at this time.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadviser, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc. ("NFS"). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%) each of which is a mutual company owned by its shareholders. The Fund pays the Adviser a fee at the annual rate of .13% of the Fund's average daily net assets.

The Adviser may from time to time waive some or all of its investment advisory fee or other fees. The waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

THE SUBADVISER - Subject to the supervision of the Adviser and the Board of Trustees, the Subadviser manages the Fund's assets in accordance with the Fund's investment objective and policies. The Subadviser shall make investment decisions for the Fund, and in connection with such investment decisions shall place purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the following amounts:

         .07% on assets up to $250 million
         .06% on assets of $250 million up to $500 million
         .05% on assets of $500 million up to $1 billion
         .04% on assets of $1 billion and more.

Below is a brief description of the Subadviser.

THE DREYFUS CORPORATION ("DREYFUS"), 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947 and is registered under the Investment Advisers Act of 1940, serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated July 23, 1998. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

As of March 31, 1998, Dreyfus managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.

FUND ADMINISTRATION

Under the terms of the Fund Administration Agreement, the Adviser also provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns and regulatory reports. For these services, the Fund pays NAS an annual fee based on the Fund's average daily net assets in the amount of 0.05% on assets up to $1 billion and 0.04% on assets of $1 billion and more.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to compensate the Distributor, Nationwide Advisory Services, Inc. ("NAS") for expenses associated with distribution of Class R shares. Under the Plan, the Fund pays NAS compensation accrued daily and paid monthly at a maximum rate of .15% of the Class R shares' average daily net assets. Distribution expenses paid by NAS may include the costs of printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers.

ADMINISTRATION SERVICES PLAN

Under the terms of an Administrative Services Plan, the Fund may enter into Servicing Agreements with entities who agree to provide certain administrative support services in connection with the Class R shares of the Fund. Such administrative support services include but are not limited to the following: establishing and maintaining contractholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing contract sub-accounting, answering inquiries regarding the contracts and the Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders as necessary and, with respect to meetings of shareholders, collecting tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement, pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services in connection with Class R shares held beneficially by its customers. In consideration for providing administrative support services, Nationwide Financial Services, Inc. and other entities with which the Trust may enter into Servicing Agreements, including NAS, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class R shares held by customers of Nationwide Life Insurance Company or such other entity.

The Distributor, Nationwide Advisory Services, Inc. is located at Three Nationwide Plaza, Columbus, Ohio 43215.

The Transfer and Dividend Disbursing Agent, Nationwide Investor Services, Inc. ("NISI"), Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays NISI a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NISI is a wholly owned subsidiary of the Adviser.

INVESTMENT IN FUND SHARES

An insurance company may purchase shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value. Contract-directed purchases, exchanges and redemptions are handled in accordance with terms of the Contracts, subject to Fund restrictions contained herein. Since Contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, Contract owners should contract their designated financial intermediary directly for details concerning contract transactions.

Class R shares are currently sold only to the Qualified Plan Variable Account and Nationwide Variable Account of Nationwide Life Insurance Company. The address for these entities is One Nationwide Plaza, Columbus, Ohio 43215.

All investments in the Fund are credited to the shareholder's account in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption orders are received from a Fund of Funds or from Nationwide Life Insurance Company or Nationwide Life and Annuity Company by the Trust's transfer agent, NISI. The net asset value per share for the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern
Time), on each business day the New York Stock Exchange is open for regular trading, on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.

In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange. If the securities are traded only in the over-the-counter market, they are valued at the last quoted bid price. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, if any, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.

The Trust may suspend the right of redemption only under the following unusual circumstances:

- when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

- when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

- during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholder.

NET INCOME AND DISTRIBUTIONS

Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly. Net realized capital gains, of the Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Shares of the Fund are offered in three separate classes, and you have an interest only in the assets of the shares of the fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. The Trust reserves the right to create and issue shares of a number of different portfolios or series. In that case, the shares of each fund would participate equally in the earnings, dividends, and assets of the particular portfolio or series, but shares of all funds would vote together in the election of Trustees. In the event of liquidation of a fund, shares of the same class will share pro rata in the distribution of the net assets of such fund with all other shares of that class based on the relative net asset value of each class. All shares are without par value, and when issued and paid for, are fully paid and nonassessable by the Trust.

VOTING RIGHTS - Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any proportional share held. An annual or special meeting of shareholders to conduct necessary business is not required in the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, or change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

The Trust has represented to the commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefore from shareholders holding not less than 10% of outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

PERFORMANCE ADVERTISING FOR THE FUND

The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five and ten year periods, or the life of the Fund if less. Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

TAX STATUS

The Trust's policy is to cause each fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all, or substantially all, of its taxable net investment income and capital gains to shareholders; therefore it is expected that the Fund will not be required to pay any federal income taxes on its investment income.

Because each portfolio or series of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income and distributions of the Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts.

See the Statement of Additional Information for more specific information.

The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

YEAR 2000

The Advisor has developed a plan to address issues related to Year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Advisor has been evaluating its exposure to the Year 2000 issue through a review of all its operating systems as well as dependencies on the systems of others since 1996. The Advisor expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999.

CONTENTS
Sale of Fund Shares                                                                       2
Summary of Expenses                                                                       2
Financial Highlights                                                                      3
Investment Objective and Policies                                                         3
Management of the Fund                                                                    4
Investment Techniques, Considerations and Risk Factors                                    4
Management of the Trust                                                                   6
Investment in Fund Shares                                                                 8
Share Redemption                                                                          9
Net Income and Distributions                                                              9
Additional Information                                                                   10
Performance Advertising for the Fund                                                     10
Tax Status                                                                               10
Year 2000                                                                                11

INVESTMENT ADVISER AND  UNDERWRITER
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza

Columbus, Ohio 43215

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

PROSPECTUS

NOVEMBER 2, 1998

                                 CLASS Y SHARES
                          NATIONWIDE S&P 500 INDEX FUND
                         FOR INFORMATION AND ASSISTANCE
                         CALL TOLL FREE 1 (800) 848-0920

Nationwide S&P 500 Index Fund (the "Fund") is a non-diversified portfolio of Nationwide Investing Foundation III (the "Trust"). The Trust is an open-end management investment company organized as a business trust under the laws of the State of Ohio, by a Declaration of Trust dated October 30, 1997. The Trust currently offers shares in fifteen separate portfolios or series, including the Fund, each with its own investment objective. The Fund offers three classes of shares: Class R, Class Y and Local Fund Shares. This Prospectus relates only to the Class Y shares of the Nationwide S&P 500 Index Fund. Class Y shares are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code"). The Fund may from time to time use one or more subadvisers to manage the Fund's portfolio as part of a multi-manager structure (See "Investment Management of the Fund").

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures .

This Prospectus provides you with the basic information you should know before investing in Class Y shares of the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated November 2, 1998 has been filed with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information or prospectuses for one or more other classes of the Fund without charge by calling (800) 848-0920, or writing Nationwide Advisory Services, Three Nationwide Plaza, Columbus, Ohio 43215.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE TRUST DATED NOVEMBER 2, 1998, IS INCORPORATED HEREIN BY REFERENCE.

SALE OF FUND SHARES

Class Y shares of the Fund are sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans ("Contracts"). The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from the owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. Each Account, as a shareholder, has an ownership interest in the Fund's investments. The Fund also offers to buy back (redeem) its shares from the Accounts at any time at net asset value.

SUMMARY OF EXPENSES

Shareholder Transaction Expenses                                                None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after waiver)(2)                                               .02%

12b-1 Fees                                                                      None
Other Expenses(1)                                                               .46%
                                                                                ----

Total Operating Expenses (after waiver)(2)                                      .48%

This summary is provided to assist investors in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.

Example:

                                                                       1 year                    3 years
                                                                       ------                    -------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period.                             $  5                      $  15

THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

For more information on Class expenses, see "MANAGEMENT OF THE TRUST" below.

--------

         1 "Other Expenses" are based upon estimates for the fiscal year ending October 31, 1999.

         2 Until further written notice to Shareholders, the Adviser has agreed with the Trust to waive management fees and, if necessary, reimburse expenses incurred by the Class to the extent necessary to limit the total expense ratio of the Class Y shares to a maximum of .48% of the average net assets of the class. Without fee waivers or expense reimbursements, it is estimated that "Management Fees" and "Total Operating Expenses" would be .13% and .59%, respectively.

FINANCIAL HIGHLIGHTS

Financial highlights are not available for the Class Y shares, because the initial class of Fund shares commenced operations in July 1998.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index.***

The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's ("S&P") chooses the stocks to be included in the Index based on a number of criteria including industry group representations, market value, economic sector and operating/financial condition. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below, and in any event, at least 80% of the Fund's net assets will be invested in stocks comprising the Index. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in stocks, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of July 14, 1998, approximately 56% of the Index was composed of the 50 largest companies. The Fund's subadviser generally select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

No attempt is made to manage the Fund in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.

The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation,


------------
***"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information.

which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Trust's Board of Trustees may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.

From time to time to increase its income, the Fund may lend securities from its portfolio. When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. government securities (including securities of the U. S. Government, and its agencies and instrumentalities), time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Fund's subadviser, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell (write) stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. See also "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

There can be no guarantee that the Fund's objective will be achieved. The investment objective of the Fund is fundamental and shareholder approval is required to change the Funds investment objective.

MANAGEMENT OF THE FUND

Nationwide Advisory Services, Inc. (the "Adviser") provides investment management evaluation services to the Fund in initially selecting and monitoring on an ongoing basis the performance of a subadviser to manage the Fund's portfolio. The Adviser has selected The Dreyfus Corporation to be the subadviser (the "Subadviser") of the Fund. See "MANAGEMENT OF THE TRUST - INVESTMENT MANAGEMENT OF THE FUND-THE SUBADVISER" below for further information.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

GENERAL - The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

EQUITY SECURITIES - Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

FOREIGN SECURITIES - Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

USE OF DERIVATIVES - The Fund may invest, to a limited extent, in derivatives ("Derivatives"). Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security or currency) or the level of a reference index. Options, futures, and options on futures transactions are considered derivative transactions although the Fund will primarily purchase stock index futures. In addition, the Fund will sell (write) stock index futures to terminate existing positions it may have as a result of its purchase of stock index futures. Derivatives generally have investment characteristics that are based on either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in the value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. While derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio.

Although the Fund will not be a commodity pool, derivatives subject the Fund to the rules of the Commodity Futures Trading Commission, which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts and related options for hedging purposes without limit, but it is anticipated that the Fund's investments in stock index futures and related options and other derivatives will not exceed 20% of the Fund's total assets. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.

Derivative instruments may be exchange-traded or traded in over the counter ("OTC") transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times, since it may not be possible to liquidate a derivative position.

The successful use of a derivative transactions by the Fund is dependent upon the Subadviser's ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Subadviser incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transaction and the instrument being hedged.

BORROWING MONEY- The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

LENDING PORTFOLIO SECURITIES - the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loaned and income on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

NON-DIVERSIFIED STATUS - The classification of the Fund as a "non-diversified" portfolio means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 Act, as amended (the "1940 Act"). A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. The Fund is not so limited. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or sector. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government Securities.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees.

The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time, all of the Trustees may not have been elected by the Shareholders of the Trust. The Trust will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Trust to supervise its day-to-day operations.

INVESTMENT MANAGEMENT OF THE FUND

THE ADVISER - Under the terms of the Investment Advisory Agreement, the Adviser, which is located at Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund, however the Adviser does not intend to do so at this time.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadviser, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc. ("NFS"). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. The Fund pays the Adviser a fee at the annual rate of .13% of the Fund's average daily net assets.

The Adviser may from time to time waive some or all of its investment advisory fee or other fees. The waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

THE SUBADVISER - Subject to the supervision of the Adviser and the Board of Trustees, the Subadviser manages the Fund's assets in accordance with the Fund's investment objective and policies. The Subadviser shall make investment decisions for the Fund, and in connection with such investment decisions shall place purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the following amounts:

         .07% on assets up to $250 million
         .06% on assets of $250 million up to $500 million
         .05% on assets of $500 million up to $1 billion
         .04% on assets of $1 billion and more.

Below is a brief description of the Subadviser.

THE DREYFUS CORPORATION ("DREYFUS"), 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947 and is registered under the Investment Advisers Act of 1940, serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated July 23, 1998. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

As of March 31, 1998, Dreyfus managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.

FUND ADMINISTRATION

Under the terms of the Fund Administration Agreement, the Adviser also provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns and regulatory reports. For these services, the Fund pays NAS an annual fee based on the Fund's average daily net assets in the amount of 0.05% on assets up to $1 billion and 0.04% on assets of $1 billion and more.

ADMINISTRATIVE SERVICES PLAN

Under the terms of an Administrative Services Plan, the Fund may enter into Servicing Agreements with entities who agree to provide certain administrative support services in connection with the Class Y shares of the Fund. Such administrative support services include but are not limited to the following: establishing and maintaining contractholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing contract sub-accounting, answering inquiries regarding the contracts and the Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders as necessary and, with respect to meetings of shareholders, collecting tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services in connection with Class Y shares held beneficially by its customers. In consideration for providing administrative support services, Nationwide Life Insurance Company and other entities with which the Trust may enter into Servicing Agreements, including NAS, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class Y shares held by customers of Nationwide Life Insurance Company or such other entity.

The Distributor, Nationwide Advisory Services, Inc. is located at Three Nationwide Plaza, Columbus, Ohio 43215.

The Transfer and Dividend Disbursing Agent, Nationwide Investor Services, Inc. ("NISI"), Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Trust. The Fund pays NISI a fee for such services at the annual rate of 0.01% of the Fund's average daily net assets. NISI is a wholly owned subsidiary of the Adviser.

INVESTMENT IN FUND SHARES

An insurance company may purchase shares of the Fund using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge, and all shares are sold at net asset value. Contract-directed purchases, exchanges and redemptions are handled in accordance with terms of the Contracts, subject to Fund restrictions contained herein. Since Contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, Contract owners should contract their designated financial intermediary directly for details concerning contract transactions.

Class Y shares are currently sold only to separate accounts of Nationwide Life Insurance Company to fund the benefits under the Contracts. The address for this entity is One Nationwide Plaza, Columbus, Ohio 43215.

All investments in the Fund are credited to the shareholder's account in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption orders are received from a Fund of Funds or from Nationwide Life Insurance Company or Nationwide Life and Annuity Company by the Trust's transfer agent, NISI. The net asset value per share for the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4:00 P.M. Eastern
Time), on each business day the New York Stock Exchange is open for regular trading, on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of shares outstanding.

In determining net asset value, portfolio securities listed on national exchanges are valued at the last sales price on the principal exchange. If the securities are traded only in the over-the-counter market, they are valued at the last quoted bid price. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, if any, are valued at fair value in accordance with procedures adopted by the Board of Trustees. Expenses and fees are accrued daily.

The Trust may suspend the right of redemption only under the following unusual circumstances:

- when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

- when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

- during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholder.

NET INCOME AND DISTRIBUTIONS

Substantially all of the net investment income, if any, of the Fund will be declared and paid as dividends quarterly. Net realized capital gains, of the Fund, if any, will be distributed at least annually.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Shares of the Fund are offered in three separate classes, and you have an interest only in the assets of the shares of the fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. The Trust reserves the right to create and issue shares of a number of different portfolios or series. In that case, the shares of each fund would participate equally in the earnings, dividends, and assets of the particular portfolio or series, but shares of all funds would vote together in the election of Trustees. In the event of liquidation of a fund , shares of the same class will share in the distribution of the net assets of such fund with all other shares of that class based on the relative net asset value of each class. All shares are without par value, and when issued and paid for, are fully paid and nonassessable by the Trust.

VOTING RIGHTS - Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any proportional share held. An annual or special meeting of shareholders to conduct necessary business is not required in the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, or change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

The Trust has represented to the commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefore from shareholders holding not less than 10% of outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

PERFORMANCE ADVERTISING FOR THE FUND

The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five and ten year periods, or the life of the Fund if less. Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

TAX STATUS

The Trust's policy is to cause each fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all, or substantially all, of its taxable net investment income and capital gains to shareholders; therefore it is expected that the Fund will not be required to pay any federal income taxes on its investment income.

Because each portfolio or series of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income and distributions of the Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts.

See the Statement of Additional Information for more specific information.

The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

YEAR 2000

The Advisor has developed a plan to address issues related to Year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Advisor has been evaluating its exposure to the Year 2000 issue through a review of all its operating systems as well as dependencies on the systems of others since 1996. The Advisor expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999.

CONTENTS
Sale of Fund Shares                                                                       2
Summary of Expenses                                                                       2
Financial Highlights                                                                      3
Investment Objective and Policies                                                         3
Management of the Fund                                                                    4
Investment Techniques, Considerations and Risk Factors                                    4
Management of the Trust                                                                   7
Investment in Fund Shares                                                                 9
Share Redemption                                                                          9
Net Income and Distributions                                                             10
Additional Information                                                                   10
Performance Advertising for the Fund                                                     11
Tax Status                                                                               11
Year 2000                                                                                11


INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
Box 1492
Three Nationwide Plaza
Columbus, Ohio 43216

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

PART B:

              STATEMENT OF ADDITIONAL INFORMATION NOVEMBER 2, 1998

NATIONWIDE INVESTING FOUNDATION III
CLASS R AND Y SHARES
NATIONWIDE S&P 500 INDEX FUND

         This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the prospectuses for the Class R and Class Y shares of the Nationwide S&P 500 Index Fund and should be read in conjunction with those prospectuses dated November 2,1998. The prospectuses for all three classes of the S&P 500 Index Fund may be obtained from Nationwide Advisory Services, Inc. (NAS), P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216.

         Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.

TABLE OF CONTENTS

General Information and History                                            1
Investment Objectives and Policies                                         1
Investment Restrictions                                                    8
Trustees and Officers of the Trust                                        10
Investment Advisory and Other Services                                    12
Brokerage Allocation                                                      18
Calculating Yield and Total Return                                        18
Nonstandard Returns                                                       18
Additional Information                                                    19
Additional General Tax Information                                        19
Financial Statement                                                       22

GENERAL INFORMATION AND HISTORY

Nationwide Investing Foundation III (NIF III) is an open-end management investment company, created under the laws of Ohio by a Declaration of Trust dated as of October 30, 1997.

INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Prospectus. The investment objective is fundamental and may not be changed without shareholder approval. The investment policy and types of permitted investments described here may be changed without approval by the shareholders. There is no guarantee that the Fund's investment objective will be realized.

MONEY MARKET INSTRUMENTS. The Fund may invest in certain types of money market instruments which may include the following types of instruments:

     -- obligations with remaining maturities of 13 months or less issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation;

     -- repurchase agreements;

     -- certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States

     (Eurodollars) and subsidiaries located in Canada), domestic branches of foreign banks (Yankees dollars), savings and loan associations and similar institutions;

     -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have outstanding debt issue with a high quality rating.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In connection with the purchase of a repurchase agreement by the Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities. The Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to the securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower at least 100% collateral of the type discussed in the preceding paragraph; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Trust's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

BORROWING. The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed). In addition, the Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.

         The Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Fund has established a line-of-credit ("LOC") with its custodian by which it may borrow for temporary or emergency purposes. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS. As discussed in the Prospectuses, NAS or a Subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts, but primarily stock index futures, to hedge the Fund's portfolio or for risk management. Derivations are financial instruments whose value and performance are based on the value and performance of another security, financial instrument or index.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon NAS's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because NAS or the Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the Federal income tax treatment of the Fund's derivative instruments, see "Additional General Tax Information".

         OPTIONS. The Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option. The initial purchase or sale of an option contract is an "opening transaction". In order to close out an option position, the Fund may enter into a "closing transaction", the sale or purchase, as the case may be, of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value.

Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         Transactions using OTC options expose the Fund to certain risks. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call , or less than, in the case of a put, the exercise price of the option. Price movements in securities in which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations acquiring and holding the underlying securities. The Fund will be required to segregate assets and/or provide an initial margin to cover index options that would require it to pay cash upon exercise.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         FUTURES CONTRACTS. The Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when NAS or a Subadviser believes it is more advantageous to the Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, the Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

         The Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of the

Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund.

THE FUND:

     - May not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

     - May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

     - May not purchase or sell real estate, except that the Fund may acquire real estate through ownership of securities or instruments and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

     - May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

     - May not lend any security or make any other loan, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

     - May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

In addition, the Fund may not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The following are the non-fundamental operating policies of the Funds which may be changed by the Board of Trustees of the Trust without shareholder approval:

The Fund may not:

- Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid.

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

TRUSTEES AND OFFICERS
 OF THE TRUST

TRUSTEES AND OFFICERS

The principal occupation of the Trustees and Officers during the last five years, their ages and their affiliations are:

JOHN C. BRYANT, Trustee*, Age 62
411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 58
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

SUE A. DOODY, Trustee, Age 64
169 East Beck Street, Columbus, Ohio
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.

ROBERT M. DUNCAN, Trustee*, Age 71
1397 Haddon Road, Columbus, Ohio
Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

CHARLES L. FUELLGRAF, JR., Trustee*+, Age 67
600 South Washington Street, Butler, Pennsylvania
Mr. Fuellgraf is Chief Executive Officer of Fuellgraf Electric Company, an electrical construction and engineering company. He is a Director of the Nationwide Insurance Companies and associated companies.

THOMAS J. KERR, IV, Trustee*, Age 65
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 43
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

DIMON R. MCFERSON, Trustee*+, Age 61
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise.

NANCY C. THOMAS, Trustee+, Age 64
10835 Georgetown Road, NE, Louisville, Ohio
Ms. Thomas is a farm owner and operator. She is also a Director of the Nationwide Insurance Companies and associated companies.

HAROLD W. WEIHL, Trustee+, Age 66
14282 King Road, Bowling Green, Ohio
Mr. Weihl is a owner and operator of Weihl Farms. He is also a Director of the Nationwide Insurance Companies and associated companies.

DAVID C. WETMORE, Trustee, Age 50
11495 Sunset Hills Rd - Suite #210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

JAMES F. LAIRD, JR., Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

CHRISTOPHER A. CRAY, Assistant Treasurer
Three Nationwide Plaza, Columbus, Ohio
Mr. Cray is Treasurer of Nationwide Advisory Services, Inc., the Distributor and Investment Manager. Prior to that he was Director - Corporate Accounting of Nationwide Insurance Enterprise.

ELIZABETH A. DAVIN, Secretary
Three Nationwide Plaza, Columbus, Ohio
Ms. Davin is Counsel of Druen, Dietrich, Reynolds & Koogler, the Trust's legal counsel.

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

*Members of the Executive Committee. Mr. McFerson is Chairman. Mr. Fuellgraf is the Alternate Member. The Executive Committee has the authority to act for the Board of Trustees except as provided by law and except as specified in the Trust's Bylaws.

All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. NAS reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal period ended October 31, 1998. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex, including the predecessor investment companies to the Trust, for the fiscal year ended October 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.

                               COMPENSATION TABLE

                                                                           PENSION
                                                                         RETIREMENT
                                                      AGGREGATE           BENEFITS           ANNUAL            TOTAL
                                                    COMPENSATION         ACCRUED AS         BENEFITS       COMPENSATION
NAME OF PERSON,                                         FROM            PART OF FUND          UPON         FROM THE FUND
POSITION THE TRUST                                    EXPENSES           RETIREMENT         COMPLEX**

John C. Bryant, Trustee                                $ 10,000             --0--              --0--          $21,000
C. Brent DeVore,  Trustee                                10,000             --0--              --0--           12,250
Sue A. Doody, Trustee                                    10,000             --0--              --0--           21,000

Robert M Duncan,  Trustee                                10,000                --0--              --0--           21,000
Charles L. Fuellgraf, Jr, Trustee                        10,000                --0--              --0--           10,000
Thomas J. Kerr, IV,  Trustee                             10,000                --0--              --0--           21,000
Douglas F. Kridler, Trustee                              10,000                --0--              --0--           21,000
Dimon R. McFerson, Trustee                                --0--                --0--              --0--            --0--
Nancy C. Thomas,  Trustee                                10,000                --0--              --0--           10,000
Harold W. Weihl,  Trustee                                10,000                --0--              --0--           10,000
David C. Wetmore, Trustee                                10,000                --0--              --0--           12,250

**The Fund Complex includes Trusts comprised of thirty four investment company portfolios.

INVESTMENT ADVISORY AND OTHER SERVICES

Under the terms of the Investment Advisory Agreement dated May 9, 1998, as amended as of November 2, 1998, NAS oversees the investment of the assets for the S&P 500 Index Fund. Subject to the supervision and direction of the Trustees, the Adviser also evaluates and monitors the performance of the subadviser. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund, however the Adviser does not intend to do so at this time.

The Adviser and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

The S&P 500 Index Fund pays the Adviser a fee at the annual rate of .13% of the Fund's average daily net assets for investment advisory services.

The Adviser may from time to time waive some or all of its investment advisory fee or other fees. The waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

The Adviser pays the compensation of the Trustees and officers affiliated with the Adviser. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

The Investment Advisory Agreement also specifically provides that the Adviser, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that the Adviser may render similar services to others.

The Trust pays the compensation of the Trustees who are not affiliated with the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

For services provided under the Investment Management Agreement, NAS receives an annual fee paid monthly based on average daily net assets of each fund in the Nationwide Family of Funds according to the following schedule:

                 FUND                                  ASSETS                                   FEE
Nationwide Mid Cap                               $0 up to $250 million                          0.60%
Growth Fund, Nationwide                          $250 million up to $1                         0.575%
Growth Fund, and                               billion
Nationwide Fund                                  $1 billion up to $2                            0.55%
                                               billion
                                                 $2 billion up to $5                           0.525%
                                               billion
                                                 $5 Billion and more                            0.50%
Nationwide Bond Fund,                            $0 up to $250 million                          0.50%
Nationwide Tax-Free                              $250 million up to $1                         0.475%
Income Fund, Nationwide                        billion
Long-Term U.S.                                   $1 billion up to $2                            0.45%
Government Bond Fund,                          billion
and Nationwide                                   $2 billion up to $5                           0.425%
Intermediate U.S.                              billion
Government Bond Fund                             $5 Billion and more                            0.40%

           FUND                                        ASSETS                                   FEE
Nationwide Money Market                       $0 up to $1 billion                              0.40%
Fund                                          $1 billion up to $2                              0.38%
                                            billion
                                              $2 billion up to $5                              0.36%
                                            billion
                                              $5 billion and more                              0.34%

Nationwide S&P 500 Index Fund                 all assets                                       0.13%

Large Cap Value                               up to $100 million                               0.75%
                                              $100 million or more                             0.70%

Large Cap Growth                              up to $150 million                               0.80%
                                              $150 million or more                             0.70%

Balanced                                      up to $100 million                               0.75%
                                              $100 million or more                             0.70%

Small Cap                                     up to $100 million                               0.95%
                                              $100 million or more                             0.80%

International                                 up to $200 million                               0.85%
                                              $200 million or more                             0.80%

During the fiscal years ended October 31, 1998, 1997 and 1996, NAS received the following fees for investment advisory services*:

                         FISCAL YEARS ENDED OCTOBER 31,

  NATIONWIDE FUND                         1998                         1997                         1996
Mid Cap Growth                           $61,706                      $63,883                       $54,053
Growth                                 4,894,110                    3,750,599                     3,212,196
Nationwide Fund                        9,977,231                    5,938,011                     4,425,921
Bond                                     647,809                      629,068                       663,545
Tax-Free                               1,505,626                    1,810,070                     1,855,962
Long-Term U.S.                           254,928                      343,259                       414,415
Government
Intermediate U.S.                        266,473                      256,016                       255,149
Government
Money Market**                         3,857,898                    3,519,727                     2,969,392

* The fees paid to NAS during the fiscal years ended October 31, 1998, 1997, and 1996 were paid by funds that were acquired by NIF III in a reorganization that occurred on May 9, 1998. As part of the reorganization, NIF III acquired all of the assets and assumed all of the liabilities of each of the funds in Nationwide Investing Foundation, Nationwide Investing Foundation II, and Financial Horizons Investment Trust.

** Net of waivers of $221,174, $389,150 and $328,076 for 1998, 1997 and 1996,
respectively.

The Subadviser - Subject to the supervision of the Adviser and the Trust's Board of Trustees, The Dreyfus Corporation manages the S&P 500 Index Fund's assets in accordance with such Fund's investment objective and policies. The Subadviser shall make investment decisions for the S&P 500 Index Fund, and in connection with such investment decisions shall place purchase and sell orders for securities. For the investment management services it provides to the Fund, the Subadviser receives an annual fee from the Adviser in the following amounts:

         .07% on the first $250 million in assets
         .06% on the next $250 million in assets
         .05% on the next $500 million in assets
         .04% over $1 billion in assets.

Below is a brief description of the Subadviser.

The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947 and is registered under the Investment Advisers Act of 1940, serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated July 23, 1998. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

DISTRIBUTOR

NAS serves as agent for the Fund in the distribution of its Shares pursuant to an Underwriting Agreement dated as of May 9, 1998, as amended as of November 2, 1998, (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act which permits the Fund to compensate NAS as the Fund's Distributor, for expenses associated with distribution of shares. Although actual distribution expenses may be more or less, under the Plan the Fund shall pay an annual fee not exceeding .15% of the average daily net assets of Class R shares of the Nationwide S&P 500 Index Fund to NAS. Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was approved by the Board of Trustees on November 7, 1997 and amended and approved by the Board of Trustees on May 8, 1998 and September 1 1998. The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by the vote of the Trustees including a majority of Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

         The Board of Trustees of the Trust believes the Plan is in the best interest of the Fund since it encourages Fund growth and maintenance of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Fund's Shares including, but not limited to, those discussed above.

The Fund has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc. (1)

----------------------------------

(1)Standard & Poor's 500 and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund or the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for or has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 Index have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

OTHER SERVICES FOR THE FUND

Under a separate Fund Administration Agreement dated May 9, 1998, NAS also provides various administrative and accounting services, including daily valuation of the Fund's shares and preparation of financial statements, tax returns and regulatory reports. For these services the Fund pays NAS an annual fee in the amount of 0.05% on assets up to $1 billion and 0.04% on assets of $1 billion and more.

Under the terms of an Administrative Services Plan, the Fund may enter into Servicing Agreements with entities who agree to provide certain administrative support services in connection with the Class R and Class Y shares of the Fund. Such administrative support services include but are not limited to the following: establishing and maintaining contractholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing contract sub-accounting, answering inquiries regarding the contracts and the Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders as necessary and, with respect to meetings of shareholders, collecting tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement, pursuant to which Nationwide Financial Services Inc. has agreed to provide certain administrative support services in connection with Class R and Class Y shares held beneficially by its customers. In consideration for providing administrative support services, Nationwide Financial Services, Inc. and other entities with which the Trust may enter into Servicing Agreements, including NAS, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class R and Class Y shares held by customers of Nationwide Life Insurance Company or such other entity.

Nationwide Investors Services, Inc. ("NISI") is the Transfer and Dividend Disbursing Agent for all Nationwide Funds. NISI, a wholly-owned subsidiary of NAS will receive fees for transfer agent services to the Fund in the amount of
 .01% annually of average daily net assets of the S&P 500 Index Fund. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.

The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Fund and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy making functions for the Funds.

KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

ALLOCATION OF PORTFOLIO BROKERAGE-- There is no commitment by NAS to place orders with any particular broker/dealer or group of broker/dealers. Orders for the purchases and sales of portfolio securities of the Fund are placed where, in the judgment of NAS or the Subadviser, the best executions can be obtained. None of the firms with whom orders are placed are engaged in the sale of shares of the Fund. In allocating orders among brokers for execution on an agency basis, in addition to price considerations, the usefulness of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker above the negotiated brokerage commissions. The Fund and NAS believe that these services and information, which in many cases would be otherwise unavailable to NAS, are of significant value to NAS, but it is not possible to place an exact dollar value thereon. NAS does not believe that the receipt of such services and information tends to reduce materially NAS' expense.

In the case of securities traded in the over-the-counter market, the Fund will normally deal with the market makers for such securities unless better prices can be obtained through brokers.

CALCULATING YIELD AND TOTAL RETURN

The Fund may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if the Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns, the current maximum applicable sales charge is deducted from the initial investment. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

NONSTANDARD RETURNS

The Fund may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue shares of a number of different portfolios or series. In that case, the shares of each fund would participate equally in the earnings, dividends, and assets of the particular portfolio or series, but shares of all funds would vote together in the election of Trustees. Upon liquidation of a portfolio or series, its shareholders are entitled to share pro rata in the net assets of such portfolio or series available for distribution to shareholders.

VOTING RIGHTS--Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION

         Each of the fifteen Funds of the Trust is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, the Fund must, among other things: diversify its investments within certain prescribed limits; and derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year



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period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of that Fund and not in cash.

         Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction.



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

The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Money Market Fund's and each of the Bond Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on the Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of the Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund.

         Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

         Offsetting positions held by the Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If the Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         The Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or



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

(3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

FINANCIAL STATEMENTS

Since Class R and Y shares of the Fund will not begin operations until after November 1, 1998, there are no financial statements for these classes.

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